UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds

(Exact name of registrant as specified in charter)

5420 W. 61st Place

Shawnee Mission, KS 66205

(Address of principal executive offices) (Zip code)

Clay E. Brethour

5420 W. 61st Place

Shawnee Mission, KS 66205

(Name and address of agent for service)

(913) 384-1513

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2016

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual *Report*

Buffalo ***Funds***

September 30, 2015

    Message to Our Shareholders

A

t mid-year, the world markets experienced increased volatility as economic news outside the U.S. raised concerns about global growth potential, and short-term interest rate uncertainty weighed on investors stateside. At the beginning of the quarter, the consensus opinion was that the Fed was poised to increase short-term rates at its September meeting; however, the “data-dependent” Fed took a cautious stance and continued to hold short-term rates near-zero. The Fed has exhibited extraordinary patience in changing the near-zero, short-term interest rate policy. It has been nearly two years since the Fed first gave guidance of its intention to raise short term rates and eventually return to a “normal” monetary policy (normal being relative in context to the historical perspective). Although, the Fed chose not to raise rates at the September meeting, the committee reaffirmed its intention to raise rates by year-end.

Though the August and September monthly employment reports were weaker than expected, the U.S. employment environment has been one of the most resilient in the world following the height of the financial crisis. Overall, the unemployment rate remains at its lowest level since 2008 (5.1%), and within the range the Fed considers full employment. Concerns over global growth and the continued slowdown in international economies could certainly have a negative impact on U.S. markets in spite of the relative resiliency of the U.S. economy. Generally, it’s preferable that all economies be in a state of recovery given the unprecedented amount of monetary stimulus central banks have provided over the past several years in order to energize their respective economies. It is indeed discouraging that growth in output and domestic demand in many emerging and developing economies throughout the world have become broadly weaker.

With the prospect of slower global growth, the effectiveness of the massive quantitative easing (QE) programs many central banks have employed over the past several years is being called into question. Many are starting to raise questions about what more can be done. Already monetary policy watchers are speculating that a fourth QE program by the Fed may be required to curb any slowing in the U.S. economy. Ideally we prefer a different form of policy intervention, such as corporate tax reform to stimulate growth. Instead of the current trend of corporations buying back shares and paying down debt, we believe that real corporate tax reform could be a significant incentive for U.S. companies to invest in their businesses again (we note that the political likelihood of this becoming a reality before the 2016 election is slim).

The prospect of additional central bank policy changes is certainly looming. So hold on for what could be a volatile market! Regardless of the outcome, our intent is to continue to focus on securities within the investable universe of companies based on 26 long-term secular growth trends that we have developed and fine-tuned over the past twenty-five years. We believe this investment strategy should provide a tailwind to the companies in which we invest regardless of economic uncertainties over the next three to five years. Additionally, we believe any short-term dislocations will be short-lived as the market continues to have room to grow.

We greatly appreciate your continued support and will continue to work diligently to be good stewards of your capital in meeting your investment needs.

Sincerely,

Clay E. Brethour

President

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

    Portfolio Management Review

Buffalo Discovery Fund

Market Review

Domestic equity markets were negative in the six month period ending September 30, 2015 as represented by declines across the board in Morningstar’s Style Index growth categories of -10.30% for Small Growth, -9.76% for Mid Growth and -4.57% for Large Growth. The decline in equities reflected the continued evolution of a more mixed global economic picture, which as the period progressed, began to include more signs that even U.S. growth was being held back by the global slowdown and recent rise in the dollar. As investors begin to ponder what 2016 has in store for the market, we sense growing skepticism creeping into the minds of investors regarding the effectiveness of monetary policy without supportive fiscal, tax and regulatory policy as a means to stimulate higher and more consistent levels of domestic economic growth.

To be sure, all is not dreadful. Consumer fundamentals, which represent roughly 70% of Gross Domestic Product (GDP), continued to strengthen as employment gains and energy savings lead to higher levels of discretionary income. Restaurant, leisure, autos and housing end markets are seeing tepid improvement. However, there has been muted evidence that the improvements in consumer disposable incomes were extending to more free-spending ways and a more aggressive pickup in aggregate demand. Consumers still appear selective and spend-thrift, preferring to boost savings rather than spend income gains despite their improved financial well-being.

For corporate America, borrowing costs remained low and balance sheets and profit levels were healthy; leading to continued stock buybacks and rising merger & acquisition (M&A) activity. Management teams remain relatively cautious as the foreign slowdown and rise in the dollar have led to near recessionary conditions for foreign profits of many U.S. companies.

Lower energy and commodity prices can no doubt benefit consumers. However, it’s also resulted in destocking and pricing pressures whose near term contractionary effects continue to ripple through the broad value chain; including many domestic manufacturers and service providers. Growth outside the U.S. remains a concern as Europe and Japan still struggle to produce meaningful growth, and China remains in the process of unwinding its above trend fixed investment boom of the past decade. Leadership of the Asian powerhouse is discovering that its 7% GDP growth objective is unrealistic in the near term and increasingly at odds with its intermediate term economic reform initiatives. Elsewhere in the world, most major oil exporting countries continued to suffer from the decline in energy prices.

Overall, the capital market backdrop remains mixed in the near term while continuing to favor U.S. exposure and very little else. For now, the Federal Reserve is on hold with its interest rate normalization policy. They are deferring action until better and more sustained growth justifies the move for higher rates. Meanwhile, with low inflation and the absence of widespread excess or problematic binge behavior within the corporate or consumer ranks, expectations for additional global stimulus are beginning to perk back up.

Performance

In the midst of this more challenging global growth backdrop, the Buffalo Discovery Fund produced a return of -6.51% in the six month period ending September 30, 2015. The Information Technology, Healthcare, Financial and Consumer Discretionary sectors, collectively making up more than 64% of the Fund’s assets, contributed relative strength by outperforming the Fund’s overall results. Within Information Technology we saw relative strength in many of our internet infrastructure holdings and also the larger capitalization digital media names, such as Google and Facebook, both aided by continued strong earnings growth prospects and the market’s gravitation to the safety of larger companies within the sector. In Health Care, relatively good sector returns were partially driven by an outsized gain in one of our highest weighted securities, Medicines Company (MDCO) which received positive initial indications for its potential new cholesterol lowering drug. Elsewhere in the sector, we experienced strong absolute returns in Pall Corporation, a takeout during the period, as well as strong absolute returns in several of our smaller capitalization biotech holdings. The Consumer Discretionary sector benefited in general from lower energy prices and improving consumer fundamentals, as well as a strong stock showing from Pandora (P). The strong showing occurring after Pandora’s announcement of better than expected earnings resulting from strong advertising monetization and tighter than expected cost controls.

Sector returns in Industrial, Consumer Staples, Materials and Energy, comprising nearly 30% of the Fund, were relatively weak. Industrial, Materials and Energy stocks were hurt by continued deterioration of raw material prices driven by over-supply and slackening demand in emerging markets. Earnings and expectations for future growth continued to unwind for manufacturers and services suppliers to natural resource related industries as growth prospects for developing markets and the rest of the world deteriorate. Within Consumer Staples, the Fund was hurt by the stock price of Whole Foods (WFM) which sagged after the company twice lowered earnings growth and margin expectations due to slowing sales, near term pricing pressures and continued growth investments.

    Portfolio Management Review

(Continued)

Outlook

There are several tailwinds for the U.S. economy that remain in place namely, strengthening disposable incomes for consumers, strong corporate financials, low interest rates and diminishing earnings headwinds from changes in energy prices and foreign exchange rates. These tailwinds could lead to improved economic growth throughout the rest of the year, particularly if the U.S. consumer who drives roughly 70% of U.S. GDP becomes more confident. In the near term, the equity market could be volatile as investors digest the possibility of higher interest rates and whether the turmoil in China and the Eurozone will more negatively impact global growth to the point that it weighs on the recovery in the U.S. We think there’s a good chance that additional global stimulus, continued low inflation and energy savings begin to contribute positively to overall global economic conditions. Improved growth expectations should go a long way toward boosting earnings and the confidence to spur continued consumer and business expenditures that should feed into meaningful GDP gains.

In the short run, greater near term data dependency can lead to volatility which highlights the need to be selective and prudent relative to risk and reward. We stand poised to potentially capitalize when and where we see an opportunity to improve risk-adjusted expected returns within the portfolio. Economic conditions may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies whose innovative strategies should fuel secular growth opportunities. We seek those opportunities where thoughtful management teams are in a favorable position to use innovation for market advantage and sustained value creation. Successful innovation may often lead to share gains in large existing markets, or the creation of large new market opportunities; a strategy which we believe is less dependent on the overall macro environment for growth.

Buffalo Dividend Focus Fund

Market Review

The semi-annual period ending September 30, 2015 saw negative returns across several asset classes including the S&P 500 Index which generated a loss of 6.18% during the period. The negative performance of the S&P 500 primarily reflected investor concerns about a slowdown in China’s economic growth and its implications for the rest of the global economy. While data in the U.S. continued to show modest improvement across several indicators (jobs, autos, and housing) and corporate earnings have been sufficient, investors got nervous about global growth when China devalued its currency midway through the quarter. The currency devaluation sparked investor concerns that economic growth in China might be worse than what the government had been broadcasting. Another consequence of the devaluation and the perception that Chinese growth is slowing was a decline in commodity prices which negatively impacted the Energy and Materials sectors within the benchmark. Meanwhile within the U.S., markets remain confused as to when the Federal Reserve will begin to raise interest rates.

Performance

The Buffalo Dividend Focus Fund returned -7.53% for the six months ending September 30, 2015, underperforming the S&P 500 benchmark return of -6.18%. Notable relative detractors occurred within the Utility and Consumer Discretionary sectors, which unfortunately led to the performance shortfall vs. the benchmark during the period.

In the Utility sector, the Fund’s exposure to YieldCo’s such as Abengoa Yield and NextEra Energy Partners hurt Fund performance for the period. These companies seemed to be the victim of forced selling as investors questioned their growth rates given their need to access the capital markets to Fund growth. In addition, Abengoa Yield’s parent company is heavily levered and the market was worried about the parent company’s liquidity. These YieldCo’s tend to own renewable energy generation assets that have long term contracts, thus it was somewhat surprising that a company with a strong parent like NextEra Energy Partners declined as much as it did.

Within the Consumer Discretionary sector, the largest detractor from relative performance was not a name the Fund owns, but one the Fund doesn’t own. Amazon was up approximately 38% for the benchmark during the six month period ending September 30, 2015. While Amazon has been a very innovative company that has successfully disrupted brick and mortar retailers over the years and is a market leader with its cloud computing services, it is not the type of company typically purchased for the Buffalo Dividend Focus Fund. First, the company does not pay a dividend and while the prospectus does allow the Fund to own a small percentage of total assets in non-dividend paying securities the Fund is also held back by the lofty valuation the company commands. As of the writing of this commentary, the company trades at 20 times enterprise values to 2016 projected Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and 119 times price to projected 2016 earnings.

Outside of Amazon, MDC Partners and General Motors were two companies the Fund owned that were the largest detractors in the Consumer Discretionary sector. MDC Partners was the subject of a subpoena related to perquisites and payments made by the company to its then CEO Miles Nadal and was also the subject of an investigation into its goodwill and other accounting practices. Mr. Nadal has since left the company and is reimbursing the company for monies owed and the investigation into the company’s accounting practices is ongoing. General Motors stock underperformed during the semi-annual period as investors became worried about the potential for slowing automobile sales growth in China and the United States.

Outlook

We expect the market to experience more volatility over the next several quarters as the Federal Reserve slowly reduces its accommodative monetary policy and begins to increase interest rates. The Federal Reserve has indicated that the magnitude and pace of interest rate increases will be data dependent, but did seem to indicate recently that the terminal level of interest rates may be lower this cycle than in past cycles. To the extent monetary policy remains accommodative for longer, it would obviously be a tailwind for the equity markets. Other tailwinds for the economy include the recent decline in energy prices, which should provide consumers with more spending power, and improving labor markets. Job growth continued at a good pace and the markets are expecting wages to begin to increase more meaningfully this year. While there are several tailwinds for the market, there are also some headwinds including a strengthening dollar (which is reducing earnings estimates for U.S. based multinationals and makes U.S. products less competitive relative to some foreign competitors), weak energy prices (which may reduce job growth in the U.S. as energy has been a strong job contributor during the expansion) and some valuation metrics are at the higher end of their ranges.

Despite the volatility, we believe the portfolio is well positioned to capitalize on market weakness should it occur. This view is driven by the nature of the portfolio which is primarily comprised of wide moat large capitalization companies trading at reasonable valuations which we believe will potentially outperform in a market downturn. Despite its defensive nature, the Fund continues to focus on finding competitively advantaged companies with pricing power and rising dividends that can be purchased at a fair price.

Buffalo Emerging Opportunities Fund

Market Commentary

Following tepid calendar second quarter activity, the broader markets experienced a sell-off in the third calendar quarter. Driving the sell-off were investor fears built on China’s slowing economic engine and the effect it has on the broader world economy, along with ongoing monetary policy uncertainty in the U.S. The strong dollar combined with weak demand from emerging markets like China, Russia, and Brazil have created a tough environment for the industrials sector. The broad-based, year over year declines in commodities have taken a large bite out of energy and materials companies’ earnings power. Within the U.S., consumer confidence has pulled back due to recent stock market volatility and uneasiness with a lack of monetary policy clarity. The jobs picture remains in recovery mode eclipsing most pre-recession highs. The housing market remains on solid ground with existing home sales and prices showing moderate gains. Additionally, household formation and wages, two items lacking in the multi-year recovery have ticked up recently which we view as quite positive for the U.S. economy longer-term.

While we follow these broader macroeconomic developments, the Buffalo Emerging Opportunities Fund is focused primarily on identifying innovative, early stage growth companies in the U.S. at the smaller end of the market cap spectrum. On average these companies are much more levered to domestic economic growth (85-90% of revenue on average for small caps is derived domestically vs. 60-65% for large caps). While the global growth picture is a bit cloudy; the U.S. looks to be in a solid position relative to other economies given the emerging market struggles. While trying to predict the timing of rate hikes has proven a fool’s game, we do expect it to occur in the near future. Moreover, the Federal Reserve needs interest rates to be significantly higher than near 0% should we need monetary stimulus at some point down the road. As we quoted last quarter, data compiled by Goldman Sachs* dating back to 1990 indicate small caps as measured by the Russell 2000 Index have outperformed their larger cap brethren as measured by the S&P 500 Index by approximately 3% in each of the six month time periods, when the U.S. 10-year Treasury yield increased by 0.3% or more.

* Source: Bloomberg, Goldman Sachs Global Investment Research.

Performance

The market indices saw the largest quarterly declines dating back to the third quarter of 2011 when the U.S. debt downgrade and European crisis were the headlines. Volatility picked up again in the third quarter of 2015 which led to the S&P 500 index declining 6.18%, the Russell 2000 Growth Index (the “Index”) declining 11.34% and the Russell MicroCap Growth Index declining 11.37%. Within the Index, returns decreased going down the market cap spectrum as seen in the graphic below (i.e. the smaller the company, the worse the stock performance).

		PRICE RETURN (6/30/2015 — 9/30/2015)
MARKET CAPITALIZATION	# OF COMPANIES	AVERAGE	MEDIAN
> $2 billion	226	-12.5%	-11.5%
$1 billion — $2 billion	321	-13.2%	-12.8%
$500 million — $1 Billion	261	-17.1%	-16.6%
< $500 million	340	-18.3%	-18.2%

Total	1148

Notes: (1) Companies without pricing data on 6/30/15 or 9/30/15 (market close) have been excluded. (2) Market caps are based on pricing data as of 6/30/15. Source: Bloomberg, Goldman Sachs Global Investment Research. As of Sept. 30, 2015.

    Portfolio Management Review

(Continued)

During the first half of fiscal year 2015, the S&P 500 is down 6.18% compared to the Index, which is down 11.34%, with large caps outperforming by 516 basis points.

Over this same time period, the Buffalo Emerging Opportunities Fund underperformed the Index, declining 14.96% vs. the benchmark decline of 11.34%. The 362 basis points of underperformance was tied to stock selection, specifically from a few holdings which experienced material declines during the period. We are also positioned at the lower end of the market cap spectrum within small caps and given the graphic above, this also produced a headwind. The portfolio’s average weighted market cap of $784 million is significantly lower than the Index weighted average market cap of $1.9 billion.

Due to our lack of exposure to the biotech industry we remain underweight Healthcare. Biotech’s average weight comprised 12% of the Index during the first half of the fiscal year. The industry was down 14.4% vs. the total benchmark decline of 11.34%. Concerns based on valuations and scrutiny over drug pricing contributed to the biotech sell-off. As highlighted last quarter, the Index includes approximately 140 biotech companies, of which 62% have negative EBITDA (earnings before interest, taxes, depreciation and amortization), and 70% have less than $50 million in revenue. According to FactSet data, as of the end of the September quarter, the biotech securities in the Index trade at approximately nine times fiscal year 2016 revenue estimates on average. This compares to less than two times revenue for all non-biotech companies.

Our positioning in Healthcare contributed 26 basis points to relative performance for the first six months of the fiscal year, with one of our overall top performers, Inogen, contributing to this. Inogen is the leading provider of portable oxygen concentrators for patients who need oxygen on a 24/7 basis. The legacy players have delivery services for refillable tanks which are heavy and less convenient (need refilled/replaced) for patients. Inogen has a device which does not need servicing and weighs less than five pounds. The company continues to post strong results as it takes market share from the legacy players.

The main detractors by sector were Materials and Consumer Staples which created drags of 162 basis points and 139 basis points, respectively. In Materials, our position in Horsehead Holding Corp. was a material headwind to performance over the first half. Horsehead is in the process of bringing online a new facility which recycles hazardous waste materials produced from steel mills and converts it into zinc. Once operational, the new $500 million plant is expected to give Horsehead a material cost advantage in producing zinc. The delayed onboarding of the new facility coupled with steep declines in zinc prices and global growth worries, created a difficult environment for Horsehead. We continue to evaluate this holding. In the Consumer Staples sector, Amplify Snack Brands was a large detractor. Amplify is a leading provider of better-for-you snack foods with its SkinnyPop brand being the leader in the ready-to-eat popcorn category. Amplify went public in early August, its share price declined, despite the fact the company has yet to release an earnings report. We like the company’s brand positioning; its robust margin profile provides what we view as an attractive valuation for the shares at current levels. The recent price action points to the risk-off mentality which prevailed, regardless of the lack of any negative developments for the company.

We ended the first half with 57 holdings, up from 50 at the beginning of the fiscal year. Over this time period, we added 17 new holdings and exited 10 holdings. We intend to continue to add new ideas to the portfolio, gradually increasing the number of holdings as opportunities are uncovered. Given the focus on innovation within the Technology sector, which lines up well with the Fund’s goals, we remain overweight in this area. We remain underweight Healthcare, due to our lack of biotech exposure, given our prior stated concerns.

Outlook

The markets have regained their footing early in the calendar fourth quarter as we write this update. We believe the U.S. economy will continue its slow and steady climb. We believe small caps will respond well given their exposure to the domestic market. Mutual fund flows in the small cap sector have stabilized in recent months. In our view, the reset in stock prices for a number of companies in our universe presents a scenario for improved performance. Our goals remain the same in terms of identifying attractively valued, early-stage growth companies that have robust structural growth potential and defensible business models. We continue to broaden the footprint of the portfolio and have added 17 new names over the past two quarters. We will continue to use upward and downward market volatility to attempt to best position the Fund for long-term capital appreciation. With our strategy at the lower end of the market cap spectrum and the significant pullback seen in the third calendar quarter prices, we like our positioning going forward.

The Fund remains soft-closed. Please visit www.buffalofunds.com for more information on this topic.

Buffalo Flexible Income Fund

Market Review and Performance

The Fund’s semi-annual period ending September 30, 2015 saw negative returns across several asset classes including the S&P 500 Index which generated a loss of 6.18% while the Bank of America Merrill Lynch High Yield Master II Index declined 4.95%. The negative performance of the

S&P 500 primarily reflected investor concerns about a slowdown in China’s economic growth and its implications for the rest of the global economy. While data in the U.S. continues to show modest improvement across several indicators (jobs, autos, housing) and corporate earnings have been sufficient, investors became nervous about global growth when China devalued its currency towards the end of the semi-annual period. The currency devaluation sparked investor concerns that economic growth in China might be worse than what the government had been broadcasting. Another consequence of the devaluation and the perception that Chinese growth is slowing was a decline in commodity prices. Meanwhile within the U.S., markets remain confused as to when the Federal Reserve will begin to raise interest rates. For the six months ended September 30, 2015, all of the S&P sectors were negative. The worst sectors included energy and materials, which likely reflected the aforementioned concerns surrounding weak Chinese demand and its implications for pricing and volumes for companies operating in these two areas. Healthcare was also weak during the period and reflected investor anxieties over drug pricing as politicians are becoming more vocal about drug prices after several media reports highlighted significant drug price increases from certain companies. The decline in the high yield market was driven by the aforementioned concerns surrounding China and global growth, depressed oil and commodity prices and interest rate uncertainty. Energy is one of the largest sectors of the High Yield Master II Index and it was under heavy selling pressure during the past six months as oil prices retreated which limited access to credit from many energy companies. In the current price environment, many companies are not able to drill economically and consequently they are burning cash and need access to capital, which has become very expensive for these companies.

The Buffalo Flexible Income Fund returned -6.89% for the semi-annual period while the S&P 500 equity index returned -6.18% and the Bank of America Merrill Lynch High Yield Master II index lost 4.95%. One of the Fund’s peer group indexes, the Lipper Mixed Asset Target Allocation Moderate Funds Index, lost 5.67% over the past six months ending September 30, 2015.

The equity portion of the Fund produced a -8.28% return for the period. Relative to the S&P 500, the underperformance was driven almost entirely by the energy sector. The Fund was roughly 1600 basis points overweight energy, which was the worst performing sector in the S&P 500. The top individual contributors to the Fund’s equity performance for the quarter were HollyFrontier, Microsoft and Lions Gate Entertainment while the top detractors were Kinder Morgan, Sunoco LP and ConocoPhillips.

The fixed income portion of the Fund produced a loss of 2.70% for the period versus the Bank of America Merrill Lynch High Yield Master II Index loss of 4.95%. The outperformance was primarily driven by our investments in the consumer discretionary, healthcare and information technology sectors. The outperformance in the consumer discretionary sector was driven by both sector allocation and security performance (Lions Gate Entertainment). The outperformance in healthcare was driven by both sector allocations, as the Fund was 1000 basis points overweight one of the better performing sectors in the Bank of America Merrill Lynch High Yield Master II Index, and security selection. The Medicines Company and Examworks were two securities that added to the healthcare performance. Information technology outperformance was driven by security selection which included positive contributions from iGate and Nuance Communications. The top individual contributors to the Fund’s fixed income performance include Medicines Company 2.50% converts, Lions Gate 5.25% convertible notes and Bankrate 6.125% senior notes. Some of the biggest detractors to the fixed income return were Alpha Natural Resources 9.75% senior notes, Swift Energy 7.13% senior notes and, UTI Worldwide 4.25% converts.

Outlook

We continue to look for new investment opportunities across the yield spectrum. Within the equity universe we continue to focus most of our attention on large cap, wide moat dividend payers. We continue to look for opportunities in the Master Limited Partnership universe, however, we believe valuations are elevated and consequently we are looking for better entry points to deploy capital. Within fixed income, we are focused on high yield bonds, convertible bonds and bank loans. More recently we have been finding more value in shorter duration high yield bonds but continue to believe that bank loans will provide value once the Federal Reserve starts to increase interest rates. Bank loans are one of the few asset classes that increase in value as the Fed Funds rate increases. Within the convertible bond space, we are looking at both “busted converts” and converts with equity upside potential.

Buffalo Growth Fund

Market Review

The Federal Reserve dominated much of the economic discussion during the semi-annual period ending September 30, 2015. Just as consensus formed in favor of raising interest rates in September for the first time since 2006, economic weakness in emerging markets flared up providing reason to take a wait and see approach. While the Federal Reserve deferred increasing rates at its most recent meeting, the Central Bank is insisting on an increase in the near

    Portfolio Management Review

(Continued)

future. The question now involves the exact timing and whether an increase will happen before the end of 2015. Several years into an economic expansion, and with unemployment retreating to prior economic cycle norms, it appears to be the right time to raise interest rates from all-time lows. However, with low inflation and a slower than normal recovery, raising rates may stall economic expansion short of its potential. Further, a strengthening dollar and emerging market weakness, particularly in China, means any increase in interest rates could result in additional capital outflows from emerging economies; thereby increasing downward bias to the global economic outlook.

Performance

With this as the backdrop, the Buffalo Growth Fund produced a return of -6.30% for the semi-annual period ending September 30, 2015, compared to the benchmark Russell 1000 Growth Index return of -5.18%. Stocks that underperformed during the period include Chart Industries, Whole Foods Market, and Keurig Green Mountain. Chart saw sales and outlook negatively impacted by lower energy prices. In addition, Chart continued to experience delays in backlog related to Chinese spending to develop LNG (liquefied natural gas) pipelines. Whole Foods Market sold off on comparable store sales growth that was lower than anticipated. The lower sales growth resulted in a rehash of pre-existing concerns about competitive intensity and sales cannibalization from new stores opening within existing markets as geographic density of stores increases. Green Mountain shares sold off on declining sales and margins on its K-cup coffee pods that raised questions about its ability to continue to grow its install base of coffee brewers. In addition, doubt surrounding a new cold beverage platform increased concern that the company could produce a turnaround in profitability as it invests heavily to bring its new system to market.

Leading contributors for the six month period included Pandora, Amazon, and Nike. Pandora shares rallied on stronger reported revenue and better cost leverage. In addition, a royalty agreement signed with Merlin was permitted for consideration by the copy right board for determining royalty rates for 2016-2020; a positive development for royalty rates to be announced in December. Amazon climbed on better than expected sales growth combined with improving profit margin. In particular, its Web Service division delivered 81% sales growth with operating margins more than doubling compared to last year in the most recent quarter. Nike shares were driven higher by better than expected growth on the heels of strong product innovation and continued improvement in international profitability.

Sector performance was led by health care, where the portfolio’s underweight position in biotechnology helped as fears over drug pricing combined with high valuations for many biotech stocks led to a sharp sell-off in the area. Energy continued to underperform, where stocks remained out of favor as a result of diminished global growth outlook and continued dollar strength.

Relative to the benchmark, energy and financials ended the period as the two largest overweight sectors with information technology and health care as the most underweight. The overweight position in energy was a result of the benchmark weight for the energy sector declining by over 2% compared to fiscal 2014 as opposed to a material increase in the portfolio’s energy weighting during the period.

Outlook

The domestic economy continued to outshine the international growth picture, leading to a market more biased towards secular growth companies and those with less international business exposure. We have seen a sell-off in many companies with international exposure, particularly in emerging markets, and valuations have in our view become more attractive. However, we would prefer to be patient and wait for more evidence of a turn in international growth that should support increasing exposure to reasonably valued U.S. based growth companies with international exposure. We continue to believe domestic growth will support equity markets through year end and look forward to a strong finish.

Buffalo High Yield Fund

Market Review and Performance

The Buffalo High Yield Fund declined 1.09% for the six month period ending September 30, 2015, outperforming the Bank of America Merrill Lynch High Yield Master II Index by 386 basis points, which declined 4.95% during the same period.

After producing positive returns during the first two months of the time period, the U.S. high yield sector weakened in June becoming more negative on a sequential monthly basis during the last two months of the time period. The market decline was driven by: (i) concerns regarding slower economic growth in emerging markets and the impacts on growth of U.S. Gross Domestic Product (GDP); (ii) uncertainty on the timing regarding potential Fed rate hikes; (iii) increased market volatility as measured by the VIX index; (iv) sell off in equity markets; and (v) continued weakness in commodity sector pricing. The uncertainty in the market caused investors to sell risky assets and seek perceived safety in treasuries. The Bloomberg 7-10 year U.S. Government Bond Index returned 87 basis points during the quarter while the S&P 500 stock index returned -618 basis points.

According to data from J.P. Morgan, high yield funds experienced negative outflows during the time period of $16bn compared to outflows of $9bn and inflows of $5bn in the previous six month time period. Like the quarterly returns, the high yield new issuance calendar in the second quarter fell sequentially ($166 previous six months). Four large deals (Charter, Frontier, ZF and Altice) accounted for roughly 20% of the issuance.

During the six month period ended September 30, 2015, the 10-year Treasury bond yield rose 12 basis points from 1.92% to 2.04%. The modest increase in Treasury yields aided the returns of investment grade and BBB crossover issues that are sensitive to movement in interest rates while continued concerns around the lower credit quality Energy and Metals/Mining sectors hurt the CCC and lower end of the credit spectrum. This led to relative outperformance in higher quality fixed income products in the time period. According to data from Bank of America Merrill Lynch, the BB-rated segment returned -3.46%, outpacing the B-rated segment and CCC-rated segments which returned -5.21% and -8.36% respectively. The Fund’s straight bond segment continued to be biased toward higher-quality bonds with relatively short durations and this was a driver of the Fund’s outperformance during the quarter. The Fund is underexposed to the energy sector with a weighting of about 6% compared to the Bank of America Merrill Lynch High Yield Master II Index (the “Index”) at 13%. According to data from Bank of America Merrill Lynch, energy bonds declined by 14% during the time period. The Fund’s underweight relative to energy was also a source of outperformance

According to data from J.P. Morgan, the U.S. high yield market’s spread to worst for the period ended September 30 was 706 basis points, +157 basis points from the preceding period end and 112 basis points above its 20-year historical average of 59 basis points. The yield to worst for the high yield market at September 30 was 8.40% which is below the 9.58% 20-year average, but is 143 basis points higher than the yield of 6.65% at the end of the preceding time period.

The Fund’s cash balance at the end of the September time period increased from the previous time period’s levels by 450 basis points as multiple holdings in the Fund were called by the issuers offset somewhat by new purchases. The Fund’s composition by asset class at period end was as follows:

	9/30/2014	12/31/2014	3/31/2015	6/30/2015	9/30/2015
Corporate Bonds	64.0%	66.9%	69.4%	67.5%	67.2%
Convertible Bond	16.6%	16.2%	16.6%	17.4%	15.7%
Bank Loan	1.3%	1.7%	1.8%	2.1%	2.1%
Convertible Preferred Stocks	2.3%	2.3%	2.4%	0.9%	0.9%
Common Stocks	5.5%	5.8%	5.2%	6.0%	5.2%
Cash	10.2%	7.1%	4.6%	6.1%	9.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the Fund during the quarter is as follows:

	APPROXIMATE UNWEIGHTED RETURN	APPROXIMATE CONTRIBUTION TO RETURN
Corporate Bonds	0.1%	0.1%
Convertible Bond	-3.3%	-0.5%
Bank Loan	1.3%	0.0%
Convertible Preferred Stocks	1.7%	0.0%
Common Stocks	-2.6%	-0.1%
Cash	NM	-0.5%

Total	-1.1%	-1.1%

NM = Not Meaningful

As shown in the table above, the Fund’s straight corporates, bank loans and convertible preferreds asset classes produced positive returns. The Fund’s convertibles and common stocks had negative returns. All of the Fund’s asset classes outperformed the Index total return.

Specific securities that contributed most positively to performance include DealerTrack Technologies 1.5% (convertible), FirstServices (common stock), Medicines Company 2.5% (convertible) and Lionsgate 4% (convertible). DealerTrack was acquired by Cox Enterprises. Firstservices rose after completing its spin-off of Colliers International. Medicines Company announced favorable research results on a potential new drug leading to an increase in the underlying common stock. Finally, Lionsgate performed well as the company delivered healthy financial results as well as market speculation regarding consolidation in the media sector.

Specific securities that detracted most from performance include Accuray Inc. 3.5% (convertible), UTI Worldwide Inc. 4.5% (convertible), Greenbrier Cos. 3.5% (convertible) and Wesco International 6.0% (straight corporate). Among these worst-performing names, Accuray declined as the company reported disappointing gross orders and longer timelines for its GPO strategy. UTI Worldwide declined on weak financial results. Greenbrier was weak due to mounting concerns that railcar demand will slow due to the decline in oil prices and lack of demand for coal. Finally, Wesco also fell on an earnings shortfall and negative sentiment about its exposure to weakening end markets like energy.

The market for high yield securities has softened as yields and spreads have moved higher. The pace of change increased as the time period unfolded and volatility picked up. The slowdown in expected global growth and uncertainty of Federal Reserve interest rate policy has created a cautious investment environment as investors scrutinize each economic data release looking for results to provide for conviction on policy decision expectations. Recent economic news has been mixed with the unemployment rate relatively strong,

    Portfolio Management Review

(Continued)

while the number of jobs created and inflation numbers are below expectations. Thus, the Federal Reserve has held off on increasing interest rates. Additional geopolitical concerns regarding Greece’s ability to stay in the Eurozone (will the latest agreement hold), Middle East tensions, gridlock in Washington, and emerging markets (China, Brazil, Russia, etc.) are other risk factors. All of these issues have created a backdrop for increased volatility in high yield bonds in the upcoming quarter.

Within this environment of increased uncertainty, we are managing the Fund cautiously yet actively. During the time period we initiated 45 new positions, added to 11 existing names, had 13 positions called, reduced our weighting in six positions and sold out of 15 positions. The Fund ended the time period with 137 positions (excluding cash) representing 110 companies/issuers compared to the previous time period’s level of 142 positions (excluding cash) representing approximately 112 companies/issuers. With the recent increase in yields and spreads, we are managing the Fund to focus on high-quality issuers with defensive business models and manageable credit metrics. While our equity-like securities (such as convertibles and convertible preferreds) will likely struggle in an environment of increased stock market volatility, we continue to believe these securities often offer more favorable risk/reward tradeoffs than highly leveraged straight corporate names. We will continue to deploy the Fund’s cash in opportunities that we believe offer the most appealing risk/reward tradeoffs with a bias toward high credit quality, appealing business models, relatively short duration, and attractive relative values.

Buffalo International Fund

Market Review

International equity markets had a somewhat difficult backdrop in the last six month period ending September 30, 2015. Global growth worries, steepening economic deceleration in China, continued pressure on commodity prices, and uncertainty around future central bank activity have led to an increase in volatility. As we enter the fourth calendar quarter, market participants have lost some of their exuberance and appear far more rational with expectation of the future.

Performance

Despite the volatility in equities, this is the type of market in which we generally expect to outperform. This semi-annual period proved no exception. While we posted a -8.38% return for the six month period, we outperformed our benchmark by over 330 basis points, as the MSCI AC World (ex USA) Index had a –11.71% return in the same period.

Our emphasis on long-term growth through our weightings in Healthcare, Information Technology, and Consumer growth companies helped our performance in the period. From an allocation standpoint, Energy and Financials provided the biggest relative contributions to return relative to our benchmark. Approximately 55% of our outperformance was due to our industry weightings. Our stock selection also delivered about 45% of our outperformance relative to the benchmark.

Notable significant positive performers for the six month period included Fresenius, Wirecard and Telecity. Fresenius, a diversified healthcare products and services company, benefitted as short-term, speculative investors moved out of biotech to the relative safety of more steady healthcare businesses. Wirecard, the German online payments solution provider, posted solid quarterly financial results which led to a strong rebound in the company’s stock as uncertainty over its business was reduced. Telecity, a European datacenter operator, agreed to be acquired by Equifax.

Given international markets weak showing in the period, we had more red than green on our performance sheet, with notable negatives in Omron, Dufry and Aberdeen. Omron is a Japanese manufacturer of electronic and vision systems and was hurt in the period due to a slowdown in the electronics industry as well as negative earnings revisions. Dufry, an operator of duty free stores around the world, was beset by continued weakness in Brazil as well as concerns regarding the integration of its two significant acquisitions. Aberdeen is an investment manager based in the UK, but has sizeable portfolios exposed to emerging markets. With the poor showing of emerging markets in the quarter, concerns about the potential for lower asset levels weighed on the stock.

We did take advantage of the recent weakness, as short-lived as it may be, to add weight to companies with strong business models and good long-term growth prospects.

Outlook

As we write, markets are unsure of the potential benefit of further Central Bank policies; as both the Federal Reserve and the European Central Bank (the “ECB”) meet in October. Our suspicion is most Central Banks, including the ECB and the Central Bank of Japan, are awaiting action from the U.S. Federal Reserve. China, as the second largest sovereign economy in the world, has caught the attention of investors as they anticipate action by China’s economic leadership to develop policies with the potential of stimulating economic growth within the country.

As always, our investment process favors a long-term secular growth perspective coupled with our country specific economic and risk factor analyses. While our process remains unchanged, we will look for any market dislocations as an opportunity to buy or add to companies that are exposed to secular growth trends, have improving balance sheets and sustainable business models and whose valuation could provide appropriate prospective returns relative to their risks.

Buffalo Large Cap Fund

Market Review

The market volatility witnessed in the latter part of the second quarter continued into the third quarter of calendar 2015, driven by slowing economic growth in the European Union and several emerging economies, the most notable being China and Brazil. U.S. investors became increasingly concerned that these global headwinds might translate into slowing growth in the U.S. While economic deceleration in China and Brazil is not sufficient to derail the U.S., Eurozone weakness added to the fray could trigger the tipping point for the domestic economy. Based on these concerns the Federal Reserve elected to leave short term interest rates unchanged, near zero, in September, as opposed to previous expectations of a Federal Reserve interest rate liftoff toward the end of the third quarter of calendar 2015. The September U.S. job’s report did little to ease fears, as non-farm payrolls fell well short of expectations and were revised lower for the month of August from the initial estimate. Yet a powerful stimulus to the U.S. consumer driven economy is falling commodity prices, and most industrial and agricultural commodities experienced meaningful price declines in the quarter. Commodity price declines should not only boost the U.S economy, but also other importing countries in Europe and Asia. In addition, while U.S. job growth has slowed, the unemployment rate at 5.1% is the lowest level seen since 2008. Time will tell whether calendar 2015 represents a short-lived pause in a protracted period of U.S economic expansion or the early innings of a cyclical downturn, yet we are optimistic that government stimulus in Europe, Japan and China, as well as the tailwind of low commodity prices, will reinvigorate growth.

Performance

The Buffalo Large Cap Fund declined 4.42% in the trailing six months ending September 30, 2015 outperforming the Russell 1000 Growth Index which declined 5.18% in the same period. Stock selection was a positive contributor, partially offset by sector allocation. The standout sectors for stock picking were healthcare and information technology. The negative sector allocation effect was driven by our overweight of energy and materials versus the benchmark.

The top contributors in the period were Amazon and The Medicines Company. The equity of Amazon saw strong appreciation driven by stellar earnings’ reports. Amazon Web Services continues to exceed growth and margin expectations. The Fund built a position in The Medicines Company in the first half of 2015 rotating out of BioMarin and Gilead, two biotech companies with stocks that performed well in 2014 and were richly valued. The lure of The Medicines Company is the attractive valuation of the equity, the portfolio of five recently approved or soon to be approved hospital drugs, and the highly innovative pipeline. The market has begun to recognize that the stock trades at a discount to its intrinsic value resulting in appreciation during the period against a broad healthcare sell off. We continue to believe the valuation is attractive and see upside potential in the stock over the intermediate to long term.

The top detractors in the period were Whole Foods and Borg Warner. Whole Foods pulled back after its quarterly reports of lower than expected same store sales. The organic and healthy food industry growth is strong, but competition has garnered the incremental sale and thwarted Whole Foods same store growth. Nevertheless Whole Foods grocery stores are highly profitable and the company has industry leading margins. The stock currently trades at a compelling valuation and we believe the risk reward is favorable. Borg Warner, an automotive system manufacturer, lowered guidance in conjunction with the second quarter calendar 2015 earnings’ report driven primarily by China. The stock sold off on the news but continued to underperform for the remainder of the quarter as the outlook for the Chinese economy clouded.

The Buffalo Large Cap Fund ended the first half of fiscal 2016 with 42 holdings representing 41 companies, as we hold the Alphabet Class A and Class C shares. During the third quarter of calendar 2015 we exited four positions on the market pullback, concentrating our weighting into the highest conviction names. The sales included an energy stock, two industrial holdings and one information technology company.

In the third quarter of calendar 2015 the only sector in the Russell 1000 Growth Index that saw appreciation was consumer staples. The worst performing sectors were energy which declined 22.3%, materials which declined 16.7% and healthcare which declined 12%. With the former two sectors, the uncertain macro backdrop calls into question the accuracy of the earnings projections, yet based on both good times and bad times scenario analysis, the upside potential looks quite favorable in certain equities. Within the healthcare sector, headlines over drug price inflation and slowing growth as the tailwinds from the Affordable Care Act fade have led to selling pressure. We believe that high multiple healthcare stocks are extremely vulnerable going into the third quarter 2015 earnings’ season and have exercised

    Portfolio Management Review

(Continued)

valuation discipline in our positioning in healthcare. Given the stimulus of lower commodity prices we are optimistic that our consumer discretionary holdings should see strong growth over the near to intermediate term.

Outlook

We aim to invest in companies that are beneficiaries of the Buffalo Growth Trends. These trends narrow our focus to businesses that should grow faster than GDP. We see volatility as an opportunity to concentrate the portfolio into our highest conviction names. We achieved this goal in the third quarter of calendar 2015, cutting the number of holdings by about ten percent and believe the fund is well positioned for the close of this calendar year.

Buffalo Mid Cap Fund

Market Review

Global growth worries, a dramatic decline in the Chinese equity market, a surprise devaluation of the Chinese yuan, Federal Reserve interest rate uncertainty, and sliding commodity prices weighed heavily on capital markets in the third quarter. The first stock market correction since 2011 occurred during the period as the S&P 500 Index declined by more than 10% within the month of August. Performance results for the semi-annual period ending September 30, 2015 were dramatically worse going down in market capitalization as smaller companies, represented by the Russell 2000 Growth Index, declined 11.34% versus the large cap Russell 1000 Growth Index’s decline of 5.18%.

Domestically, the Fed has been signaling a rate hike for some time, however they ultimately decided to hold rates steady during their September meeting citing concerns about the potential impact overseas conditions could have on the U.S. Instead of the market cheering continued low rates, indexes sold off on fears that the global economy was too weak to support even slightly tighter monetary policy. Meanwhile in corporate news, the Volkswagen emissions scandal inflicted damage on the automotive sector while reported earnings were fairly underwhelming across a wide swath of sectors and industries which accelerated the risk-off trade. Furthermore, Hillary Clinton has made price increases by pharmaceutical companies a political issue that is not likely to go away anytime soon causing a substantial pullback in healthcare stocks.

Performance

The Buffalo Mid Cap Fund produced a return of -7.49% in the six month period ending September 30, 2015 which outperformed the Russell Midcap Growth Index return of -9.04%. Strong stock selection in the information technology and health care sectors were the primary drivers to the benchmark beating results. Also contributing to the outperformance relative to the index was good stock performance in consumer discretionary and financials. A positive sector allocation effect also benefitted overall results during the period. Some of the positive impact from above was partially offset by poor selection effect in industrials.

Positive takeaways during the period include the technology sector which added over 140 basis points of relative performance when compared to Russell Midcap Growth Index. Solid gains from key positions in Equinix, Fortinet and Solera Holdings were the primary drivers in technology. Equinix and Fortinet have benefitted from internet infrastructure spending and Solera agreed to be acquired by Vista Equity Partners.

Of the large benchmark sectors, health care was among the weakest areas as biotechnology stocks and pharmaceuticals corrected meaningfully in the third quarter due to increased fears over drug pricing mentioned above. Our stock selection in the sector added more than 75 basis points of relative performance vs. Russell Midcap Growth Index. If political pressure over aggressive pharmaceutical pricing continues to intensify, stock selection in the sector will become even more important to future returns compared to just having sector (beta) exposure to the asset class as has been the case over the past few years. We’ve been monitoring our health care weight closely as our largest investment in the sector was purchased away from us during the period. Also contributing to our strong selection was Medicines Company (MDCO) which received positive initial indications for its potential new cholesterol lowering drug.

The Fund’s biggest detractor from performance results during the period was poor stock selection in the industrial sector as Chart Industries, FMC Corporation and Genesee & Wyoming declined significantly during the period. The market capitalization of Chart Industries continues to be marked down due to sentiment surrounding the adoption rate of liquefied natural gas (LNG) due to the compression in the price differential between crude oil and natural gas in addition to slowing growth in China. We continue to believe LNG will be integrated into transportation vehicles in both China and the U.S. over time. The build-out in China has slowed, but we do not believe it will have a negative long-term impact on the company as pollution reduction continues to be a very high priority for the country. The valuation of the stock is attractive at these levels and we believe Chart could be an attractive takeout candidate based on its competitive positioning and longer term growth potential. FMC Corporation, a specialty chemical company whose innovative chemistries help the agriculture, pharmaceutical, and food and beverage industries, declined over 40% during the period. The company’s Agricultural Solutions segment continues to experience a very difficult global operating environment, which include high channel inventories, poor planting conditions, low pest pressures, and soft agricultural commodity prices. We consider FMC a very strong company and find the risk/reward profile of its stock compelling. Genesee & Wyoming which owns and operates short line and regional freight railroads, experienced continued volume weakness in coal, energy-related shipments and metals and negatively impacted the company’s stock.

Regarding portfolio moves, we added six new securities during the period and six positions were removed. Of the six eliminated, two were bought out and the other four were sold because valuation multiples presented limited upside potential, in our analysis. Given higher valuations earlier this year, the recent pullback has offered us better entry points and allowed us to start new or increase existing positions. We ended the period with 54 holdings and are looking to take advantage of volatility to enhance the portfolio’s risk/reward profile. As always, we remain consistent in our process of investing in high quality, premier businesses with the potential to benefit from our long term trends whose stocks are attractively priced, in our opinion.

Outlook

Looking ahead we expect full-year Gross Domestic Product (GDP) to grow at a moderate pace as restaurant sales, autos (in spite of the VW scandal), and new home construction remain in recovery mode. Europe, while not as strong as the U.S., also remains steady, as there are signs that the European Central Bank’s stimulus program is having a positive impact. We believe the U.S. economy is on a self-sustaining path. Rising real wages, more plentiful job opportunities, better access to credit, low inflation and dramatically lower oil prices should lead to higher consumer confidence and a potential acceleration in consumer spending. As we have mentioned in our other updates, we believe medium sized companies remain the beneficiary of stronger U.S. growth as these companies have less exposure to weaker overseas economies which creates a nice backdrop for the asset class. We are grateful for your ongoing support and continued confidence in long term investing.

Buffalo Small Cap Fund

Market Review

Global growth worries, a dramatic decline in the Chinese equity market, a surprise devaluation of the Chinese yuan, Federal Reserve interest rate uncertainty, and sliding commodity prices weighed heavily on capital markets in the third quarter. The first stock market correction since 2011 occurred during the period as the S&P 500 Index declined by more than 10% within the month of August. Performance results for the semi-annual period ending September 30, 2015 were dramatically worse going down in market capitalization as smaller companies, represented by the Russell 2000 Growth Index, declined 11.3% versus the large cap Russell 1000 Growth Index’s decline of 5.2%.

Domestically, the Fed has been signaling a rate hike for some time, however they ultimately decided to hold rates steady during their September meeting citing concerns about the potential impact overseas conditions could have on the U.S. Instead of the market cheering continued low rates, indexes sold off on fears that the global economy was too weak to support even slightly tighter monetary policy. Meanwhile in corporate news, the Volkswagen emissions scandal inflicted damage on the automotive sector while reported earnings were fairly underwhelming across a wide swath of sectors and industries which accelerated the risk off trade. Furthermore, Hillary Clinton has made price increases by pharmaceutical companies a political issue that is not likely to go away anytime soon causing a substantial pullback in healthcare stocks.

Performance

The Buffalo Small Cap Fund produced a return of -12.09% in the period which slightly underperformed the Russell 2000 Growth Index return of -11.34%. Energy and materials were the worst performing sectors in the Index while Consumer Staples, Financials and Technology outperformed. Healthcare returns trailed off near the end of this semi-annual period due to concerns over the sustainability of increases in drug prices. Overall, sector allocation was a positive contributor to relative performance during the period due to the portfolio’s overweight position in Financials and an underweight in Materials.

As mentioned in our quarterly update letters, we have been significantly underweight biotechnology and believe this industry is particularly vulnerable to a pullback due to high valuations, increased supply due to the number of recent Initial Public Offerings (IPOs), and extreme reliance on the capital markets for future growth. If political pressure over aggressive pharmaceutical pricing continues to intensify, our underweighting in healthcare, and especially biotech, could become a meaningful tailwind instead of the headwind it has been for the past few years.

Stock selection was a negative contributor to performance as good stock picking in Technology and Healthcare was offset by weakness in Consumer Staples and Financials. The technology sector is showing improvement in relative performance and added over 150 basis points relative to the Index over the past six months. Solid performance from key positions in LogMeIn and Ultimate Software, as well as the acquisition of DealerTrak by Cox Automotive were the key drivers in Technology.

    Portfolio Management Review

(Continued)

Financial Services, which was a better performing sector for the portfolio in the first half of the calendar year, struggled in the latter part of the semi-annual period. Our positions with capital markets exposure including Financial Engines, Stifel Financial and WisdomTree Investments declined as weak equity markets and a delay in higher interest rates by the Fed weighed on the stocks.

As discussed previously, we have been very active in the portfolio this calendar year, adding 29 new securities to the portfolio while selling or trimming positions where the fundamentals have failed to develop or where upside potential is limited due to valuation. We remain consistent with our process of investing in high quality, premier businesses that could benefit from our long term trends and are attractively priced, in our opinion. Due to higher valuations earlier this year, the recent pullback has given us better entry points and allowed us to start new or increase existing positions. We have added to the number of portfolio holdings from 52 at the beginning of the year to 64 currently, taking advantage of premier company stocks whose share prices are “on sale.”

Outlook

Looking ahead we expect full-year Gross Domestic Product to grow at a moderate pace as restaurant sales, autos (in spite of the VW scandal), and new home construction remain in recovery mode. Europe, while not as strong as the U.S., also remains steady, as there are signs that the European Central Bank’s stimulus program is having a positive impact. We believe the U.S. economy is on a self-sustaining path. Rising real wages, more plentiful job opportunities, better access to credit, low inflation and dramatically lower oil prices should lead to higher consumer confidence and potentially an acceleration in consumer spending. We believe small caps remain the beneficiary of stronger U.S. growth as these companies have less exposure to weaker overseas economies which creates a nice backdrop for the asset class. We continue to diligently search for those premier small cap growth companies that can benefit from secular growth tailwinds which we believe will thrive over the long term. We are grateful for your ongoing support and continued confidence in long term investing.

John C. Kornitzer President, KCM

Earnings growth is not representative of the fund’s future performance.

A basis point is one hundredth of a percentage point (0.01%)

Spread to worst is the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities. It measures the difference from the worst performing security to the best, and can be seen as a measure of dispersion of returns within a given market or between markets.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

EBITDA is an indicator of a company’s financial performance by adding back interest, taxes, depreciation, and amortization to the net income.

Duration is a commonly used measure of the potential volatility of the price of debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Morningstar US Market Index is a diversified broad market index that targets 97% market capitalization coverage of the investable universe. Morningstar’s Style Index Family tracks the equity market in the U.S. by capitalization and investment style. Morningstar Indexes are based on the same methodology as the Morningstar Style Box. Morningstar Style Index categories includes among others: Small Growth, Mid Growth and Large Growth.

The Chicago Board of Options Exchange Volatility Index (VIX) is a key measure of markets of near term volatility conveyed by S&P 500 stock index option prices.

The Bloomberg 7-10 year U.S. Government Bond Index is designed as a transparent benchmark for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

A Standard & Poor’s Rating of B means an obligor is more vulnerable than obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. A Standard and Poor’s Rating of BB means an obligor is less vulnerable in the near term than other lower-rated obligors. A Standard and Poor’s Rating of CCC means an obligor is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments. The highest rating is AAA and the lowest rating is D. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

    Investment Results

Total Returns as of September 30, 2015 (Unaudited)

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO *	SIX MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION

Buffalo Discovery Fund (inception date 4/16/01)	1.01%	-6.51%	6.28%	14.93%	10.29%	8.40%
Russell 3000 Growth Index	N/A	-5.68%	3.21%	14.38%	8.05%	5.62%
Lipper Multi-Cap Growth Funds Index	N/A	-7.09%	2.21%	13.11%	7.30%	5.26%

Buffalo Dividend Focus Fund (inception date 12/03/12)	0.95%	-7.53%	0.10%	N/A	N/A	13.01%
S&P 500 Index	N/A	-6.18%	-0.61%	N/A	N/A	13.93%
Lipper Equity Income Funds Index	N/A	-7.81%	-4.24%	N/A	N/A	10.73%

Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.47%	-14.96%	-3.00%	15.27%	5.94%	6.73%
Russell 2000 Growth Index	N/A	-11.34%	4.04%	13.26%	7.67%	8.40%
Lipper Small-Cap Growth Funds Index	N/A	-9.68%	2.96%	12.00%	6.51%	7.37%

Buffalo Flexible Income Fund (inception date 8/12/94)	1.02%	-6.89%	-7.16%	7.87%	6.06%	6.93%
S&P 500 Index	N/A	-6.18%	-0.61%	13.34%	6.80%	9.05%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	-5.67%	-2.33%	6.76%	4.72%	6.75%
Bank of America Merrill Lynch High Yield Master II Index	N/A	-4.95%	-3.57%	5.94%	7.11%	7.09%

Buffalo Growth Fund (inception date 5/19/95)	0.91%	-6.30%	1.50%	12.78%	7.96%	9.55%
Russell 1000 Growth Index	N/A	-5.18%	3.17%	14.47%	8.09%	8.13%
Lipper Large-Cap Growth Funds Index	N/A	-5.67%	2.02%	12.97%	6.70%	7.12%

Buffalo High Yield Fund (inception date 5/19/95)	1.03%	-1.09%	2.12%	6.01%	6.43%	7.36%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	-4.95%	-3.57%	5.94%	7.11%	7.09%
Lipper High Yield Bond Funds Index	N/A	-4.64%	-3.26%	5.79%	5.90%	5.80%

Buffalo International Fund (inception date 9/28/07)	1.06%	-8.38%	-4.13%	4.05%	N/A	1.62%
MSCI AC World (ex USA) Index	N/A	-11.71%	-12.16%	1.82%	N/A	-1.74%
Lipper International Funds Index	N/A	-9.45%	-7.46%	3.97%	N/A	-0.66%

Buffalo Large Cap Fund (inception date 5/19/95)	0.96%	-4.42%	9.34%	13.61%	7.78%	8.93%
Russell 1000 Growth Index	N/A	-5.18%	3.17%	14.47%	8.09%	8.13%
Lipper Large-Cap Growth Funds Index	N/A	-5.67%	2.02%	12.97%	6.70%	7.12%

Buffalo Mid Cap Fund (inception date 12/17/01)	1.01%	-7.49%	2.84%	10.28%	7.19%	7.81%
Russell Midcap Growth Index	N/A	-9.04%	1.45%	13.58%	8.09%	7.92%
Lipper Mid-Cap Growth Funds Index	N/A	-8.84%	1.35%	11.53%	7.76%	6.96%

Buffalo Small Cap Fund (inception date 4/14/98)	1.00%	-12.09%	-4.06%	9.18%	6.28%	10.94%
Russell 2000 Growth Index	N/A	-11.34%	4.04%	13.26%	7.67%	4.89%
Lipper Small-Cap Growth Funds Index	N/A	-9.68%	2.96%	12.00%	6.51%	5.65%

*	As reported in the Funds’ Prospectus dated July 29, 2015.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.
The Buffalo Discovery, Dividend Focus, Flexible Income, International, Large Cap, Mid Cap, and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Emerging Opportunities and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI AC World (ex USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, debt, lower- or non-rated securities and smaller companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

    Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 – September 30, 2015).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Flexible Income, Dividend Focus, International, Large Cap, Mid Cap, Discovery and Growth Funds within 60 days of purchase. The Buffalo High Yield, Emerging Opportunities and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$934.90	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$924.70	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,015.30	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$850.40	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,010.30	$7.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$931.10	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$937.00	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.90	$4.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$989.10	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,014.80	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$1,076.20	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$5.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$955.80	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.40	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$925.10	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD APRIL 1, 2015 - SEPTEMBER 30, 2015*
Actual	$1,000.00	$879.10	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

    Allocation of Portfolio Holdings

Percentages represent market value as a percentage of investments as of September 30, 2015.

BUFFALO DISCOVERY FUND

Information Technology	22.96%
Health Care	22.91%
Industrials	19.12%
Consumer Discretionary	13.01%
Materials	7.02%
Short-Term Investments	5.29%
Consumer Staples	4.04%
Energy	2.17%
Financials	1.87%
REITS	1.61%

100.00%

BUFFALO DIVIDEND FOCUS FUND

Information Technology	20.18%
Financials	16.45%
Health Care	14.21%
Consumer Discretionary	11.22%
Consumer Staples	9.89%
Industrials	9.27%
Short-Term Investments	8.54%
Energy	6.07%
Telecommunication Services	2.23%
Materials	1.94%

100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Information Technology	34.59%
Consumer Discretionary	20.52%
Industrials	15.66%
Health Care	15.48%
Telecommunication Services	3.62%
Energy	3.36%
Consumer Staples	3.16%
Materials	2.02%
Short-Term Investments	1.59%

100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	72.10%
Corporate Bonds	17.28%
Convertible Bonds	7.50%
REITS	1.72%
Short-Term Investments	1.40%

100.00%

BUFFALO GROWTH FUND

Information Technology	21.71%
Consumer Discretionary	20.91%
Industrials	13.31%
Health Care	11.37%
Financials	10.92%
Consumer Staples	9.40%
Energy	4.91%
Materials	4.22%
Short-Term Investments	1.66%
REITS	1.59%

100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	67.44%
Convertible Bonds	15.20%
Short-Term Investments	9.04%
Common Stocks	5.25%
Bank Loans	2.16%
Preferred Stocks	0.91%

100.00%

BUFFALO INTERNATIONAL FUND

Europe	70.91%
Asia	15.24%
Short-Term Investments	9.28%
The Americas	3.45%
Middle East	1.12%

100.00%

BUFFALO LARGE CAP FUND

Consumer Discretionary	22.94%
Health Care	18.66%
Information Technology	17.00%
Financials	11.61%
Industrials	10.04%
Consumer Staples	6.99%
Materials	5.46%
Short-Term Investments	3.63%
REITS	2.11%
Energy	1.56%

100.00%

BUFFALO MID CAP FUND

Consumer Discretionary	22.95%
Information Technology	17.65%
Industrials	16.51%
Financials	15.96%
Health Care	10.56%
Short-Term Investments	7.62%
Consumer Staples	3.91%
REITS	2.50%
Materials	1.18%
Energy	1.16%

100.00%

BUFFALO SMALL CAP FUND

Information Technology	28.65%
Consumer Discretionary	18.49%
Health Care	17.92%
Industrials	13.70%
Financials	11.60%
Short-Term Investments	4.67%
Consumer Staples	2.60%
Telecommunication Services	1.49%
Energy	0.88%

100.00%

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 92.87%
CONSUMER DISCRETIONARY — 12.98%
	Auto Components — 2.68%
332,848	BorgWarner, Inc.	$13,843,149
177,571	Gentherm Inc.(a)	7,976,489

		21,819,638

	Distributors — 1.55%
444,600	LKQ Corp.(a)	12,608,856

	Diversified Consumer Services — 1.13%
274,626	ServiceMaster Global Holdings Inc.(a)	9,213,702

	Internet & Catalog Retail — 1.35%
93,725	Expedia, Inc.	11,029,558

	Internet Software & Services — 1.34%
510,574	Pandora Media Inc.(a)	10,895,649

	Media — 1.84%
407,127	Lions Gate Entertainment Corp.(b)	14,982,274

	Specialty Retail — 1.77%
189,400	Williams-Sonoma, Inc.	14,460,690

	Textiles, Apparel & Luxury Goods — 1.32%
212,465	lululemon athletica, Inc.(a)	10,761,352
	Total Consumer Discretionary (Cost $89,432,311)	105,771,719

CONSUMER STAPLES — 4.03%
	Food & Staples Retailing — 3.52%
124,200	CVS Health Corp.	11,982,816
526,900	Whole Foods Market, Inc.	16,676,385

		28,659,201

	Personal Products — 0.51%
52,110	The Estee Lauder Companies Inc. — Class A	4,204,235
	Total Consumer Staples (Cost $35,048,081)	32,863,436

ENERGY — 2.16%
	Energy Equipment & Services — 2.16%
179,557	Baker Hughes, Inc.	9,344,146
678,413	Forum Energy Technologies Inc.(a)	8,283,423
	Total Energy (Cost $21,700,290)	17,627,569

FINANCIALS — 1.87%
	Diversified Financial Services — 1.87%
64,800	Intercontinental Exchange Group, Inc.	15,227,352
	Total Financials (Cost $12,017,837)	15,227,352

HEALTH CARE — 22.85%
	Biotechnology — 3.84%
52,584	Alnylam Pharmaceuticals Inc.(a)	4,225,650
338,187	Baxalta, Inc.	10,656,272
275,800	Cepheid, Inc.(a)	12,466,160
121,500	Sarepta Therapeutics, Inc.(a)	3,901,365

		31,249,447

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 7.08%
1,428,400	Accuray Inc.(a)	$7,134,858
190,664	Align Technology, Inc.(a)	10,822,089
75,000	Edwards Lifesciences Corp.(a)	10,662,750
716,810	Endologix, Inc.(a)	8,788,091
75,116	Inogen Inc.(a)	3,646,882
323,201	Nevro Corp.(a)	14,993,294
118,815	Oxford Immunotec Global PLC(a)(b)	1,604,002

		57,651,966

	Health Care Technology — 4.09%
130,125	athenahealth Inc.(a)	17,352,169
266,800	Cerner Corp.(a)	15,997,328

		33,349,497

	Life Sciences Tools & Services — 3.85%
340,200	Agilent Technologies, Inc.(a)	11,679,066
180,800	Charles River Laboratories International, Inc.(a)	11,484,416
320,390	VWR Corp.(a)	8,230,819

		31,394,301

	Pharmaceuticals — 3.99%
284,700	Akorn, Inc.(a)	8,115,373
642,785	The Medicines Co.(a)	24,400,119

		32,515,492
	Total Health Care (Cost $155,909,552)	186,160,703

INDUSTRIALS — 19.07%
	Aerospace & Defense — 1.38%
250,052	Hexcel Corp.	11,217,333

	Commercial Services & Supplies — 1.73%
101,343	Stericycle, Inc.(a)	14,118,093

	Construction & Engineering — 0.95%
319,200	Quanta Services, Inc.(a)	7,727,832

	Electrical Equipment — 5.05%
53,810	Acuity Brands, Inc.	9,447,960
236,000	AMETEK, Inc.	12,347,520
94,240	Rockwell Automation, Inc.	9,562,533
62,700	Roper Industries, Inc.	9,825,090

		41,183,103

	Industrial Conglomerates — 1.73%
165,000	Danaher Corp.	14,059,650

	Machinery — 3.31%
439,839	Chart Industries, Inc.(a)	8,449,307
179,312	CLARCOR, Inc.	8,549,596
102,800	Parker-Hannifin Corp.	10,002,440

		27,001,343

	Professional Services — 4.92%
108,320	IHS Inc. — Class A(a)	12,565,120
292,978	Nielsen Holdings PLC(b)	13,028,731
195,658	Verisk Analytics, Inc — Class A(a)	14,461,083

		40,054,934
	Total Industrials (Cost $154,355,259)	155,362,288

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY — 22.91%
	Communications Equipment — 3.87%
108,075	F5 Networks, Inc.(a)	$12,515,085
453,500	Juniper Networks, Inc.	11,659,485
136,100	QUALCOMM, Inc.	7,312,653

		31,487,223

	Electronic Equipment, Instruments & Components — 0.87%
254,005	National Instruments Corp.	7,058,799

	Internet Software & Services — 5.58%
119,113	Akamai Technologies, Inc.(a)	8,225,944
190,875	Facebook Inc. — Class A(a)	17,159,662
31,500	Google Inc. — Class A(a)	20,108,655

		45,494,261

	IT Services — 2.61%
135,114	MasterCard, Inc. — Class A	12,176,474
314,545	Teradata Corp.(a)	9,109,223

		21,285,697

	Semiconductors & Semiconductor Equipment — 0.35%
187,681	Semtech Corp.(a)	2,833,983

	Software — 5.63%
169,670	ACI Worldwide, Inc.(a)	3,583,430
37,100	ANSYS, Inc.(a)	3,269,994
312,955	Aspen Technology, Inc.(a)	11,864,124
77,035	BroadSoft Inc.(a)	2,307,969
60,786	Citrix Systems, Inc.(a)	4,211,254
214,710	Fortinet Inc.(a)	9,120,881
159,674	Red Hat, Inc.(a)	11,477,367

		45,835,019

	Technology Hardware, Storage & Peripherals — 4.00%
168,180	Apple Inc.	18,550,254
582,200	EMC Corp.	14,065,952

		32,616,206
	Total Information Technology (Cost $146,081,829)	186,611,188

MATERIALS — 7.00%
	Chemicals — 7.00%
133,035	Airgas, Inc.	11,884,017
112,600	Ecolab Inc.	12,354,472
215,509	FMC Corp.	7,307,910
39,300	International Flavors & Fragrances Inc.	4,058,118
129,000	Monsanto Co.	11,008,860
102,365	Praxair, Inc.	10,426,899
	Total Materials (Cost $61,298,903)	57,040,276

TOTAL COMMON STOCKS		756,664,531
(COST $675,844,062)

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

	REITS — 1.61%
	FINANCIALS — 1.61%
	Real Estate Investment Trusts (REITs) — 1.61%
47,789	Equinix Inc.	$13,065,513
	Total Financials (Cost $8,303,099)	13,065,513

	TOTAL REITS	13,065,513
	(COST $8,303,099)

	SHORT TERM INVESTMENTS — 5.27%
	INVESTMENT COMPANY — 5.27%
42,960,896	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	42,960,896
	Total Investment Company	42,960,896

	TOTAL SHORT TERM INVESTMENTS	42,960,896
	(COST $42,960,896)

	TOTAL INVESTMENTS	812,690,940
	(COST $727,108,057) — 99.75%

	Other Assets in Excess of Liabilities — 0.25%	2,049,439

	TOTAL NET ASSETS — 100.00%	$814,740,379

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $29,615,007 (3.63% of net assets) at September 30, 2015.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 89.86%
CONSUMER DISCRETIONARY — 11.02%
	Automobiles — 1.04%
11,450	General Motors Co.	$343,729

	Hotels, Restaurants & Leisure — 3.48%
9,300	Carnival Corp.(b)	462,210
6,100	Cedar Fair, L.P.	320,921
5,300	Marriott International, Inc. — Class A	361,460

		1,144,591

	Media — 4.38%
6,800	Comcast Corp. — Class A	386,784
17,300	MDC Partners Inc. — Class A(b)	318,839
11,750	Twenty-First Century Fox, Inc. — Class A	317,015
4,100	The Walt Disney Co.	419,020

		1,441,658

	Specialty Retail — 2.12%
5,550	Foot Locker, Inc.	399,434
2,600	The Home Depot, Inc.	300,274

		699,708
	Total Consumer Discretionary (Cost $3,401,920)	3,629,686

CONSUMER STAPLES — 9.72%
	Beverages — 1.17%
9,600	The Coca Cola Co.	385,152

	Food Products — 5.86%
6,900	General Mills, Inc.	387,297
5,050	The Kraft Heinz Co.	356,429
5,850	McCormick & Co, Inc.	480,753
8,450	Pinnacle Foods Inc.	353,886
8,750	Unilever N.V. — NY Shares — ADR(b)	351,750

		1,930,115

	Household Products — 2.69%
3,700	The Clorox Co.	427,461
6,350	The Procter & Gamble Co.	456,819

		884,280
	Total Consumer Staples (Cost $2,629,489)	3,199,547

ENERGY — 5.96%
	Energy Equipment & Services — 1.16%
3,300	Baker Hughes, Inc.	171,732
3,050	Schlumberger Ltd.(b)	210,358

		382,090

	Oil, Gas & Consumable Fuels — 4.80%
5,000	Dominion Midstream Partners, LP	134,250
6,200	EQT GP Holdings LP	140,988
4,875	EQT Midstream Partners LP	323,359
7,650	Exxon Mobil Corp.	568,777
600	Hess Corp.	30,036
1,450	Occidental Petroleum Corp.	95,917
5,450	Shell Midstream Partners LP	160,394
6,450	Tallgrass Energy GP LP	128,162

		1,581,883
	Total Energy (Cost $2,109,549)	1,963,973

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

FINANCIALS — 16.16%
	Capital Markets — 1.75%
850	BlackRock, Inc.	$252,849
8,100	LPL Financial Holdings, Inc.	322,137

		574,986

	Commercial Banks — 2.97%
10,750	BB&T Corp.	382,700
11,600	Wells Fargo & Co.	595,660

		978,360

	Consumer Finance — 1.55%
7,050	Capital One Financial Corp.	511,266

	Diversified Financial Services — 7.93%
4,700	American Express Co.	348,411
26,000	Bank of America Corp.	405,080
4,200	Berkshire Hathaway Inc. — Class B(a)	547,680
4,700	CME Group Inc.	435,878
8,500	JPMorgan Chase & Co.	518,245
4,100	McGraw Hill Financial, Inc.	354,650

		2,609,944

	Insurance — 1.96%
8,700	Arthur J. Gallagher & Co.	359,136
6,100	MetLife, Inc.	287,615

		646,751
	Total Financials (Cost $5,259,756)	5,321,307

HEALTH CARE — 13.96%
	Biotechnology — 2.73%
2,850	Amgen Inc.	394,212
500	Biogen Idec Inc.(a)	145,905
3,650	Gilead Sciences, Inc.	358,393

		898,510

	Health Care Equipment & Supplies — 0.81%
4,000	Medtronic, PLC(b)	267,760

	Health Care Providers & Services — 3.15%
2,250	Anthem, Inc.	315,000
5,100	Cardinal Health, Inc.	391,782
2,850	UnitedHealth Group Inc.	330,629

		1,037,411

	Pharmaceuticals — 7.27%
9,000	AbbVie Inc.	489,690
6,550	Johnson & Johnson	611,442
8,300	Merck & Co., Inc.	409,937
4,700	Novartis AG — ADR(b)	432,024
14,350	Pfizer Inc.	450,734

		2,393,827
	Total Health Care (Cost $4,445,591)	4,597,508

INDUSTRIALS — 9.11%
	Aerospace & Defense — 1.91%
2,600	The Boeing Co.	340,470
3,250	United Technologies Corp.	289,217

		629,687

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Airlines — 1.06%
7,750	Delta Air Lines, Inc.	$347,743

	Commercial Services & Supplies — 2.02%
13,850	Pitney Bowes Inc.	274,922
7,850	Waste Management, Inc.	391,009

		665,931

	Industrial Conglomerates — 1.74%
22,700	General Electric Co.	572,494

	Professional Services — 1.26%
8,100	Robert Half International, Inc.	414,396

	Road & Rail — 1.12%
4,850	Norfolk Southern Corp.	370,540
	Total Industrials (Cost $2,808,278)	3,000,791

INFORMATION TECHNOLOGY — 19.82%
	Communications Equipment — 2.17%
14,850	Cisco Systems, Inc.	389,812
6,050	QUALCOMM, Inc.	325,067

		714,879

	Internet Software & Services — 1.32%
350	Google Inc. — Class A(a)	223,430
350	Google Inc. — Class C(a)	212,947

		436,377

	IT Services — 2.63%
8,600	Paychex, Inc.	409,618
6,550	Visa Inc. — Class A	456,273

		865,891

	Semiconductors & Semiconductor Equipment — 3.92%
5,700	Broadcom Corp. — Class A	293,151
20,350	Intel Corp.	613,349
7,750	Texas Instruments Inc.	383,780

		1,290,280

	Software — 4.93%
15,650	Activision Blizzard, Inc.	483,428
18,700	Microsoft Corp.	827,662
8,650	Oracle Corp.	312,438

		1,623,528

	Technology Hardware, Storage & Peripherals — 4.85%
11,620	Apple Inc.	1,281,686
13,000	EMC Corp.	314,080

		1,595,766
	Total Information Technology (Cost $5,504,098)	6,526,721

MATERIALS — 1.91%
	Chemicals — 1.15%
8,950	The Dow Chemical Co.	379,480

	Metals & Mining — 0.76%
17,600	Allegheny Technologies, Inc.	249,568
	Total Materials (Cost $750,112)	629,048

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

TELECOMMUNICATION SERVICES — 2.20%
	Diversified Telecommunications — 2.20%
10,700	AT&T Inc.	$348,606
8,600	Verizon Communications, Inc.	374,186
	Total Telecommunication Services (Cost $766,129)	722,792

TOTAL COMMON STOCKS		29,591,373
(COST $27,674,922)

SHORT TERM INVESTMENTS — 8.39%
INVESTMENT COMPANY — 8.39%
2,762,319	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	2,762,319
	Total Investment Company	2,762,319

TOTAL SHORT TERM INVESTMENTS		2,762,319
(COST $2,762,319)

TOTAL INVESTMENTS		32,353,692
(COST $30,437,241) — 98.25%

Other Assets in Excess of Liabilities — 1.75%		575,945

TOTAL NET ASSETS — 100.00%		$32,929,637

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $2,042,941 (6.20% of net assets) at September 30, 2015.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 95.57%
CONSUMER DISCRETIONARY — 19.92%
	Hotels, Restaurants & Leisure — 6.34%
69,800	Fiesta Restaurant Group, Inc.(a)	$3,166,826
149,700	Fogo De Chao, Inc.(a)	2,335,320
136,000	Kona Grill, Inc.(a)	2,142,000
232,700	Potbelly Corp.(a)	2,562,027

		10,206,173

	Household Durables — 1.35%
74,400	iRobot Corp.(a)	2,168,016

	Leisure Products — 1.50%
186,000	MCBC Holdings, Inc.(a)	2,410,560

	Media — 5.14%
220,400	MDC Partners Inc. — Class A(b)	4,061,972
77,800	Rentrak Corp.(a)	4,206,646

		8,268,618

	Specialty Retail — 3.89%
181,935	The Container Store Group, Inc.(a)	2,561,645
307,901	The Tile Shop Holdings, Inc.(a)	3,688,654

		6,250,299

	Textiles, Apparel & Luxury Goods — 1.70%
37,000	Oxford Industries, Inc.	2,733,560
	Total Consumer Discretionary (Cost $34,069,253)	32,037,226

CONSUMER STAPLES — 3.07%
	Beverages — 0.19%
10,000	National Beverage Corp.(a)	307,300

	Food & Staples Retailing — 1.55%
176,741	Chefs’ Warehouse Inc.(a)	2,502,653

	Food Products — 1.33%
199,250	Amplify Snack Brands, Inc.(a)	2,133,967
	Total Consumer Staples (Cost $6,602,550)	4,943,920

ENERGY — 3.26%
	Energy Equipment & Services — 3.26%
114,381	Natural Gas Services Group Inc.(a)	2,207,553
119,100	RigNet Inc.(a)	3,037,050
	Total Energy (Cost $7,105,968)	5,244,603

HEALTH CARE — 15.04%
	Health Care Equipment & Supplies — 8.68%
410,992	Accuray Inc.(a)	2,052,905
101,500	ConforMIS Inc.(a)	1,833,090
144,500	EndoChoice Holdings, Inc.(a)	1,641,520
30,500	ICU Medical, Inc.(a)	3,339,750
56,900	Inogen Inc.(a)	2,762,495
51,875	Neogen Corp.(a)	2,333,856

		13,963,616

	Health Care Technology — 3.65%
250,000	Castlight Health, Inc. — Class B(a)	1,050,000
154,803	Omnicell, Inc.(a)	4,814,374

		5,864,374

    Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Pharmaceuticals — 2.71%
296,400	Aratana Therapeutics, Inc.(a)	$2,507,544
79,300	Intersect ENT, Inc.(a)	1,855,620

		4,363,164
	Total Health Care (Cost $18,853,698)	24,191,154

INDUSTRIALS — 15.21%
	Building Products — 1.93%
69,400	Apogee Enterprises, Inc.	3,098,710

	Commercial Services & Supplies — 0.81%
160,000	CECO Environmental Corp.	1,310,400

	Construction & Engineering — 2.51%
154,000	MYR Group Inc.(a)	4,034,800

	Electrical Equipment — 2.64%
112,173	Power Solutions International, Inc.(a)	2,547,449
83,100	Thermon Group Holdings Inc.(a)	1,707,705

		4,255,154

	Machinery — 2.23%
53,600	Proto Labs, Inc.(a)	3,591,200

	Professional Services — 5.09%
80,300	Exponent, Inc.	3,578,168
102,100	WageWorks, Inc.(a)	4,602,668

		8,180,836
	Total Industrials (Cost $19,251,073)	24,471,100

INFORMATION TECHNOLOGY — 33.59%
	Communications Equipment — 2.01%
272,000	Ruckus Wireless Inc.(a)	3,231,360

	Electronic Equipment, Instruments & Components — 1.86%
85,514	FARO Technologies, Inc.(a)	2,992,990

	Internet Software & Services — 19.00%
131,175	Alarm.com Holdings, Inc.(a)	1,529,501
386,800	Amber Road Inc.(a)	1,632,296
112,011	AppFolio, Inc. — Class A(a)	1,887,385
56,400	Benefitfocus, Inc.(a)	1,762,500
63,000	Cornerstone OnDemand, Inc.(a)	2,079,000
137,705	Envestnet, Inc.(a)	4,127,019
712,600	Internap Network Services Corp.(a)	4,368,238
72,100	LogMeIn, Inc.(a)	4,914,336
69,615	MINDBODY, Inc. — Class A(a)	1,088,082
61,250	SPS Commerce Inc.(a)	4,158,263
717,500	Zix Corp.(a)	3,020,675

		30,567,295

	Semiconductors & Semiconductor Equipment — 3.82%
61,823	NVE Corp.	3,000,888
315,068	PDF Solutions, Inc.(a)	3,150,680

		6,151,568

	Software — 6.90%
216,486	Exa Corp.(a)(c)	2,236,300
12,600	Imperva Inc.(a)	825,048

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
341,300	Materialise NV — ADR(a)(b)(c)	$2,624,597
186,433	PROS Holdings, Inc.(a)	4,127,627
88,000	The Rubicon Project, Inc.(a)	1,278,640

		11,092,212
	Total Information Technology (Cost $50,928,778)	54,035,425

MATERIALS — 1.97%
	Chemicals — 1.31%
265,000	AgroFresh Solutions, Inc.(a)	2,104,100

	Metals & Mining — 0.66%
348,160	Horsehead Holding Corp.(a)	1,058,406
	Total Materials (Cost $6,964,539)	3,162,506

TELECOMMUNICATION SERVICES — 3.51%
	Diversified Telecommunication Services — 3.51%
683,799	8x8, Inc.(a)	5,655,018
	Total Telecommunication Services (Cost $5,445,555)	5,655,018

TOTAL COMMON STOCKS		153,740,952
(COST $149,221,414)

SHORT TERM INVESTMENTS — 1.55%
INVESTMENT COMPANY — 1.55%
2,489,702	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	2,489,702
	Total Investment Company	2,489,702

TOTAL SHORT TERM INVESTMENTS		2,489,702
(COST $2,489,702)

TOTAL INVESTMENTS		156,230,654
(COST $151,711,116) — 97.12%

Other Assets in Excess of Liabilities — 2.88%		4,634,125

TOTAL NET ASSETS — 100.00%		$160,864,779

ADR — American Depositary Receipt

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $6,686,569 (4.16% of net assets) at September 30, 2015.
(c)	A portion of these securities is deemed illiquid. The total value of the illiquid portions of these securities amounted to $2,262,970 (1.40% of net assets) at September 30, 2015.
(d)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE

COMMON STOCKS — 71.78%
CONSUMER DISCRETIONARY — 5.73%
	Automobiles — 0.56%
435,000	Ford Motor Co.	$5,902,950

	Hotels, Restaurants & Leisure — 2.37%
252,500	McDonald’s Corp.(c)	24,878,825

	Media — 2.80%
800,000	Lions Gate Entertainment Corp.(d)	29,440,000
	Total Consumer Discretionary (Cost $53,928,705)	60,221,775

CONSUMER STAPLES — 14.43%
	Beverages — 3.97%
440,000	The Coca Cola Co.	17,652,800
35,000	Diageo PLC — ADR(d)	3,772,650
90,000	Dr. Pepper Snapple Group, Inc.	7,114,500
140,000	PepsiCo, Inc.	13,202,000

		41,741,950

	Food & Staples Retailing — 1.26%
50,000	Costco Wholesale Corp.	7,228,500
130,300	Sysco Corp.(c)	5,077,791
15,000	Wal-Mart Stores, Inc.	972,600

		13,278,891

	Food Products — 3.83%
15,000	Campbell Soup Co.	760,200
45,000	ConAgra Foods, Inc.	1,822,950
340,000	General Mills, Inc.	19,084,200
70,000	Kellogg Co.	4,658,500
90,000	The Kraft Heinz Co.(c)	6,352,200
94,000	Mondelez International Inc. — Class A	3,935,780
90,000	Unilever PLC — ADR(d)	3,670,200

		40,284,030

	Household Products — 5.37%
150,000	The Clorox Co.	17,329,500
30,000	Colgate-Palmolive Co.	1,903,800
152,800	Kimberly-Clark Corp.	16,661,312
285,000	The Procter & Gamble Co.	20,502,900

		56,397,512
	Total Consumer Staples (Cost $113,762,520)	151,702,383

ENERGY — 17.30%
	Energy Equipment & Services — 2.16%
190,000	Baker Hughes, Inc.(c)	9,887,600
22,000	CARBO Ceramics, Inc.	417,780
87,500	Helmerich & Payne, Inc.(c)	4,135,250
120,000	Schlumberger Ltd.(d)	8,276,400

		22,717,030

	Oil, Gas & Consumable Fuels — 15.14%
400,000	BP PLC — ADR(d)	12,224,000
170,000	Chevron Corp.	13,409,600
370,000	ConocoPhillips	17,745,200
140,000	Delek Logistics Partners LP	4,228,000
164,490	EQT Midstream Partners LP	10,910,621

SHARES OR FACE AMOUNT		FAIR VALUE

ENERGY (Continued)
252,900	Exxon Mobil Corp.	$18,803,115
100,000	Hess Corp.(c)	5,006,000
425,000	HollyFrontier Corp.(c)	20,757,000
541,235	Kinder Morgan Inc.(c)	14,981,385
215,000	Marathon Oil Corp.	3,311,000
100,000	Marathon Petroleum Corp.	4,633,000
40,000	Phillips 66(c)	3,073,600
300,000	Royal Dutch Shell PLC. — Class A — ADR(c)(d)	14,217,000
200,000	Suncor Energy, Inc.(d)	5,344,000
310,000	Sunoco LP	10,493,500

		159,137,021
	Total Energy (Cost $187,997,208)	181,854,051

FINANCIALS — 2.66%
	Commercial Banks — 1.36%
400,000	BB&T Corp.	14,240,000

	Insurance — 1.30%
200,000	The Allstate Corp.	11,648,000
50,000	Arthur J. Gallagher & Co.	2,064,000

		13,712,000
	Total Financials (Cost $24,743,285)	27,952,000

HEALTH CARE — 8.44%
	Biotechnology — 0.99%
331,150	Baxalta, Inc.(c)	10,434,537

	Health Care Equipment & Supplies — 1.34%
80,000	Abbott Laboratories	3,217,600
331,150	Baxter International, Inc.	10,878,277

		14,095,877

	Pharmaceuticals — 6.11%
75,000	Eli Lilly & Co.	6,276,750
500,000	GlaxoSmithKline PLC — ADR(d)	19,225,000
200,000	Johnson & Johnson	18,670,000
180,000	Merck & Co., Inc.	8,890,200
250,000	Pfizer Inc.	7,852,500
58,000	Teva Pharmaceutical Industries Ltd. — ADR(d)	3,274,680

		64,189,130
	Total Health Care (Cost $76,854,990)	88,719,544

INDUSTRIALS — 7.57%
	Aerospace & Defense — 1.24%
100,000	The Boeing Co.(c)	13,095,000

	Commercial Services & Supplies — 3.31%
1,000,000	Pitney Bowes Inc.(c)	19,850,000
60,000	Republic Services, Inc.	2,472,000
250,000	Waste Management, Inc.	12,452,500

		34,774,500

	Industrial Conglomerates — 2.58%
1,075,000	General Electric Co.(c)	27,111,500

	Machinery — 0.19%
18,000	Cummins Inc.	1,954,440

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

INDUSTRIALS (Continued)
	Road & Rail — 0.25%
100,000	CSX Corp.	$2,690,000
	Total Industrials (Cost $60,555,892)	79,625,440

INFORMATION TECHNOLOGY — 7.56%
	Communications Equipment — 1.02%
410,000	Cisco Systems, Inc.	10,762,500

	IT Services — 1.66%
120,000	International Business Machines Corp. (IBM)	17,396,400

	Semiconductors & Semiconductor Equipment — 2.12%
740,000	Intel Corp.	22,303,600

	Software — 2.76%
655,000	Microsoft Corp.	28,990,300
	Total Information Technology (Cost $65,934,898)	79,452,800

MATERIALS — 3.10%
	Chemicals — 2.15%
40,000	The Chemours Co.	258,800
340,000	The Dow Chemical Co.(c)	14,416,000
125,000	E.I. du Pont de Nemours and Co.	6,025,000
30,000	Eastman Chemical Co.	1,941,600

		22,641,400

	Metals & Mining — 0.95%
82,500	BHP Billiton Ltd. — ADR(d)	2,608,650
350,000	Newmont Mining Corp.	5,624,500
50,000	Rio Tinto PLC — ADR(c)(d)	1,691,000

		9,924,150
	Total Materials (Cost $34,538,929)	32,565,550

TELECOMMUNICATION SERVICES — 4.29%
	Diversified Telecommunications — 4.29%
823,000	AT&T Inc.	26,813,340
420,000	Verizon Communications, Inc.(c)	18,274,200
	Total Telecommunication Services (Cost $48,962,700)	45,087,540

UTILITIES — 0.70%
	Gas Utilities — 0.59%
320,700	Questar Corp.	6,224,787

	Multi-Utilities — 0.11%
40,000	OGE Energy Corp.	1,094,400
	Total Utilities (Cost $7,482,040)	7,319,187

TOTAL COMMON STOCKS		754,500,270
(COST $674,761,167)

REITS — 1.71%
FINANCIALS — 1.71%
	Real Estate Investment Trusts (REITs) — 1.71%
185,000	Digital Realty Trust, Inc.	12,084,200

SHARES OR FACE AMOUNT		FAIR VALUE

FINANCIALS (Continued)
215,000	Weyerhaeuser Co.	$5,878,100
	Total Financials (Cost $17,587,957)	17,962,300

TOTAL REITS		17,962,300
(COST $17,587,957)

CONVERTIBLE BONDS — 7.47%
CONSUMER DISCRETIONARY — 4.50%
	Media — 4.50%
2,000,000	Lions Gate Entertainment Inc. 4.000%, 01/11/2017(a)	7,172,500
30,000,000	1.250%, 04/15/2018(a)	40,125,000
	Total Consumer Discretionary (Cost $32,000,000)	47,297,500

HEALTH CARE — 0.62%
	Health Care Equipment & Supplies — 0.25%
2,250,000	Alere, Inc. 3.000%, 05/15/2016	2,563,594

	Pharmaceuticals — 0.37%
	The Medicines Co.
3,000,000	2.500%, 01/15/2022 (Acquired Various Dates, Cost $3,117,749)(b)(e)	3,918,750
	Total Health Care (Cost $5,380,629)	6,482,344

INDUSTRIALS — 0.60%
	Air Freight & Logistics — 0.60%
8,500,000	UTi Worldwide, Inc. 4.500%, 03/01/2019(d)	6,311,250
	Total Industrials (Cost $8,763,786)	6,311,250

INFORMATION TECHNOLOGY — 1.75%
	Internet Software & Services — 0.45%
4,750,000	Cornerstone OnDemand, Inc. 1.500%, 07/01/2018	4,770,781

	Software — 1.30%
5,500,000	BroadSoft, Inc. 1.500%, 07/01/2018	5,658,125
7,725,000	Nuance Communications, Inc. 1.500%, 11/01/2035(e)	7,990,547

		13,648,672
	Total Information Technology (Cost $17,340,797)	18,419,453

TOTAL CONVERTIBLE BONDS		78,510,547
(COST $63,485,212)

CORPORATE BONDS — 17.20%
CONSUMER DISCRETIONARY — 3.03%
	Leisure Equipment & Products — 0.23%
2,200,000	Brunswick Corp. 7.375%, 09/01/2023	2,398,000

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

CONSUMER DISCRETIONARY (Continued)
	Media — 2.52%
15,000,000	Lions Gate Entertainment Corp. 5.250%, 08/01/2018(a)(d)	$15,487,500
1,800,000	Live Nation Entertainment Inc. 7.000%, 09/01/2020 (Acquired Various Dates, Cost $1,822,929)(b)(e)	1,890,000
2,000,000	Sirius XM Radio, Inc. 4.250%, 05/15/2020 (Acquired Various Dates, Cost $1,913,868)(b)(e)	1,960,000
7,000,000	5.875%, 10/01/2020 (Acquired Various Dates, Cost $7,050,000)(b)(e)	7,140,000

		26,477,500

	Specialty Retail — 0.28%
3,000,000	Rent-A-Center Inc. 6.625%, 11/15/2020	2,955,000
	Total Consumer Discretionary (Cost $30,950,413)	31,830,500

CONSUMER STAPLES — 0.08%
	Food & Staples Retailing — 0.08%
800,000	Family Tree Escrow LLC. 5.250%, 03/01/2020 (Acquired Various Dates, Cost $800,000)(b)(e)	824,320
	Total Consumer Staples (Cost $800,000)	824,320

ENERGY — 3.61%
	Energy Equipment & Services — 0.63%
5,000,000	Forum Energy Technologies Inc. 6.250%, 10/01/2021	4,225,000
3,000,000	Hornbeck Offshore Services, Inc. 5.875%, 04/01/2020	2,370,000

		6,595,000

	Oil, Gas & Consumable Fuels — 2.98%
12,000,000	Alpha Natural Resources, Inc. 9.750%, 04/15/2018	480,000
3,000,000	Approach Resources, Inc. 7.000%, 06/15/2021	1,815,000
15,200,000	Gulfport Energy Corp. 7.750%, 11/01/2020	15,010,000
4,500,000	Kodiak Oil & Gas Corp. 8.125%, 12/01/2019(d)	4,365,000
11,000,000	Swift Energy Co. 7.125%, 06/01/2017	2,970,000
6,492,000	United Refining Co. 10.500%, 02/28/2018	6,751,680

		31,391,680
	Total Energy (Cost $59,894,091)	37,986,680

HEALTH CARE — 3.50%
	Health Care Providers & Services — 1.22%
1,948,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	2,086,795
3,000,000	CHS / Community Health Systems, Inc. 6.875%, 02/01/2022	3,071,130
7,500,000	ExamWorks Group, Inc. 5.625%, 04/15/2023	7,631,250

		12,789,175

SHARES OR FACE AMOUNT		FAIR VALUE

HEALTH CARE (Continued)
	Health Care Technology — 0.49%
5,000,000	Medassets, Inc. 8.000%, 11/15/2018	$5,112,500

	Pharmaceuticals — 1.79%
4,050,000	Valeant Pharmaceuticals International, Inc. 6.750%, 08/15/2018 (Acquired Various Dates, Cost $4,148,729)(b)(d)(e)	4,128,469
13,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $13,463,563)(b)(e)	12,959,375
1,800,000	VRX Escrow Corp. 5.375%, 03/15/2020 (Acquired Various Dates, Cost $1,806,000)(b)(d)(e)	1,753,875

		18,841,719
	Total Health Care (Cost $37,073,695)	36,743,394

INDUSTRIALS — 1.44%
	Aerospace & Defense — 0.50%
2,500,000	DigitalGlobe Inc. 5.250%, 02/01/2021 (Acquired Various Dates, Cost $2,420,061)(b)	2,381,250
3,000,000	TransDigm, Inc. 5.500%, 10/15/2020	2,874,375

		5,255,625

	Commercial Services & Supplies — 0.40%
4,000,000	R.R. Donnelley & Sons Co. 8.600%, 08/15/2016	4,195,000

	Construction & Engineering — 0.54%
5,575,000	Tutor Perini Corp. 7.625%, 11/01/2018	5,644,688
	Total Industrials (Cost $14,983,952)	15,095,313

INFORMATION TECHNOLOGY — 4.63%
	Cable & Satellite TV — 0.62%
858,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.000%, 01/15/2019	876,232
3,706,000	5.250%, 03/15/2021	3,659,212
2,000,000	6.625%, 01/31/2022	2,020,000

		6,555,444

	Internet Software & Services — 2.05%
22,000,000	Bankrate Inc. 6.125%, 08/15/2018 (Acquired Various Dates, Cost $22,153,484)(b)(e)	21,560,000

	IT Services — 0.40%
5,000,000	NeuStar, Inc. 4.500%, 01/15/2023	4,225,000

	Software — 1.56%
3,750,000	ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired Various Dates, Cost $3,750,000)(b)(e)	3,928,125
6,000,000	Audatex North America, Inc. 6.000%, 06/15/2021 (Acquired Various Dates, Cost $6,026,250)(b)(e)	6,034,440
6,400,000	Nuance Communications, Inc. 5.375%, 08/15/2020 (Acquired Various Dates, Cost $6,488,750)(b)(e)	6,416,000

		16,378,565
	Total Information Technology (Cost $49,258,326)	48,719,009

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE

MATERIALS — 0.48%
	Chemicals — 0.19%
2,008,000	OMNOVA Solutions, Inc. 7.875%, 11/01/2018	$1,995,450

	Construction Materials — 0.29%
3,000,000	Headwaters, Inc. 7.250%, 01/15/2019	3,105,000
	Total Materials (Cost $5,112,356)	5,100,450

TELECOMMUNICATION SERVICES — 0.43%
	Diversified Telecommunications — 0.43%
5,000,000	Consolidated Communications Finance Co. 6.500%, 10/01/2022 (Acquired Various Dates, Cost $4,956,500)(b)(e)	4,500,000
	Total Telecommunication Services (Cost $4,956,500)	4,500,000

TOTAL CORPORATE BONDS		180,799,666
(COST $203,029,333)

SHORT TERM INVESTMENTS — 1.39%
INVESTMENT COMPANY — 1.39%
14,652,909	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(f)	14,652,909
	Total Investment Company	14,652,909

TOTAL SHORT TERM INVESTMENTS		14,652,909
(COST $14,652,909)

TOTAL INVESTMENTS		1,046,425,692
(COST $973,516,578) — 99.55%

Other Assets in Excess of Liabilities — 0.45%		4,713,957

TOTAL NET ASSETS — 100.00%		$1,051,139,649

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	These securities are deemed illiquid. The total value of the illiquid securities amounted to $62,785,000 (5.96% of net assets) at September 30, 2015.
(b)	Restricted security deemed liquid. The total value of restricted securities is $79,394,604 (7.55% of net assets) at September 30, 2015.
(c)	A portion of these investments are segregated as collateral for open written option contracts.
(d)	Foreign Issued Securities. The total value of these securities amounted to $135,789,674 (12.92% of net assets) at September 30, 2015.
(e)	144A Securities. The total value of restricted securities is $85,003,901 (8.09% of net assets) at September 30, 2015.
(f)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

SCHEDULE OF OPTIONS WRITTEN

September 30, 2015 (Unaudited)

CONTRACTS		VALUE

CALL OPTIONS
1,100	Baker Hughes, Inc. Expiration: October 2015, Exercise Price: $70.00	$52,250
300	Baxalta, Inc. Expiration: November 2015, Exercise Price: $45.00	6,000
60	The Boeing Co. Expiration: November 2015, Exercise Price: $160.00	780
227	The Dow Chemical Co. Expiration: December 2015, Exercise Price: $55.00	2,043
500	General Electric Co. Expiration: December 2015, Exercise Price: $26.00	31,500
119	Helmerich & Payne, Inc. Expiration: December 2015, Exercise Price: $75.00	1,190
40	Hess Corp. Expiration: November 2015, Exercise Price: $65.00	520
500	Expiration: November 2015, Exercise Price: $90.00	1,250
1,200	HollyFrontier Corp. Expiration: December 2015, Exercise Price: $60.00	111,000
200	Kinder Morgan Inc. Expiration: December 2015, Exercise Price: $40.00	1,200
200	The Kraft Heinz Co. Expiration: December 2015, Exercise Price: $80.00	7,000
125	McDonald’s Corp. Expiration: October 2015, Exercise Price: $98.50	8,251
35	Expiration: December 2015, Exercise Price: $110.00	1,435
80	Phillips 66 Expiration: October 2015, Exercise Price: $82.50	1,200
20	Pitney Bowes Inc. Expiration: October 2015, Exercise Price: $27.00	150
50	Rio Tinto PLC Expiration: October 2015, Exercise Price: $50.00	375
25	Royal Dutch Shell PLC. Expiration: October 2015, Exercise Price: $67.50	500
200	Sysco Corp. Expiration: November 2015, Exercise Price: $45.00	1,000
174	Verizon Communications, Inc. Expiration: October 2015, Exercise Price: $52.50	174
	Total Written Options (Premiums received $450,894)	$227,818

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Growth Fund

                                    [GRAPHIC]

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 96.88%
CONSUMER DISCRETIONARY — 20.94%
	Hotels, Restaurants & Leisure — 2.47%
126,600	Dunkin’ Brands Group Inc.	$6,203,400
57,325	Starwood Hotels & Resorts Worldwide, Inc.	3,810,966

		10,014,366

	Internet & Catalog Retail — 5.33%
20,850	Amazon.com, Inc.(a)	10,672,906
12,600	Netflix Inc.(a)	1,301,076
7,800	The Priceline Group Inc.(a)	9,647,508

		21,621,490

	Internet Software & Services — 1.87%
356,400	Pandora Media Inc.(a)	7,605,576

	Media — 3.16%
207,285	Twenty-First Century Fox, Inc. — Class A	5,592,549
70,640	The Walt Disney Co.	7,219,408

		12,811,957

	Specialty Retail — 1.93%
67,900	The Home Depot, Inc.	7,841,771

	Textiles, Apparel & Luxury Goods — 6.18%
122,600	lululemon athletica, Inc.(a)	6,209,690
79,175	NIKE, Inc. — Class B	9,736,150
53,000	Ralph Lauren Corp.	6,262,480
29,500	Under Armour, Inc. — Class A(a)	2,855,010

		25,063,330
	Total Consumer Discretionary (Cost $69,024,181)	84,958,490

CONSUMER STAPLES — 9.41%
	Beverages — 1.99%
76,000	Anheuser-Busch InBev NV — ADR(b)	8,080,320

	Food & Staples Retailing — 3.71%
54,300	Costco Wholesale Corp.	7,850,151
227,241	Whole Foods Market, Inc.	7,192,177

		15,042,328

	Food Products — 1.77%
171,600	Mondelez International Inc. — Class A	7,184,892

	Household Products — 1.94%
72,200	Kimberly-Clark Corp.	7,872,688
	Total Consumer Staples (Cost $36,742,705)	38,180,228

ENERGY — 4.92%
	Energy Equipment & Services — 3.33%
82,819	Baker Hughes, Inc.	4,309,901
89,464	Dril-Quip, Inc.(a)	5,208,594
57,920	Schlumberger Ltd.(b)	3,994,742

		13,513,237

SHARES OR FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)
	Oil, Gas & Consumable Fuels — 1.59%
86,790	Exxon Mobil Corp.	$6,452,837
	Total Energy (Cost $21,839,856)	19,966,074

FINANCIALS — 10.93%
	Capital Markets — 2.60%
32,500	Affiliated Managers Group, Inc.(a)	5,557,175
73,410	Northern Trust Corp.	5,003,625

		10,560,800

	Commercial Banks — 1.37%
108,465	Wells Fargo & Co.	5,569,678

	Consumer Finance — 1.35%
75,605	Capital One Financial Corp.	5,482,875

	Diversified Financial Services — 5.61%
96,600	CME Group Inc.	8,958,684
38,400	Intercontinental Exchange Group, Inc.	9,023,616
55,098	McGraw Hill Financial, Inc.	4,765,977

		22,748,277
	Total Financials (Cost $34,886,035)	44,361,630

HEALTH CARE — 11.39%
	Biotechnology — 1.01%
14,033	Biogen Idec Inc.(a)	4,094,970

	Health Care Equipment & Supplies — 5.26%
212,800	Abbott Laboratories	8,558,816
104,117	Align Technology, Inc.(a)	5,909,681
209,389	Baxter International, Inc.	6,878,428

		21,346,925

	Health Care Technology — 1.24%
83,700	Cerner Corp.(a)	5,018,652

	Life Sciences Tools & Services — 1.91%
111,275	Quintiles Transnational Holdings Inc.(a)	7,741,402

	Pharmaceuticals — 1.97%
15,350	Allergan plc(a)(b)	4,172,284
77,267	Merck & Co., Inc.	3,816,217

		7,988,501
	Total Health Care (Cost $36,315,542)	46,190,450

INDUSTRIALS — 13.33%
	Aerospace & Defense — 3.01%
37,442	The Boeing Co.	$4,903,030
77,070	Honeywell International, Inc.	7,297,758

		12,200,788

	Air Freight & Logistics — 1.31%
37,040	FedEx Corp.	5,333,019

	Commercial Services & Supplies — 2.04%
59,468	Stericycle, Inc.(a)	8,284,487

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Industrial Conglomerates — 3.30%
35,907	3M Co.	$5,090,536
97,200	Danaher Corp.	8,282,412

		13,372,948

	Machinery — 1.17%
247,178	Chart Industries, Inc.(a)	4,748,289

	Professional Services — 1.27%
115,472	Nielsen Holdings PLC(b)	5,135,040

	Road & Rail — 1.23%
56,585	Union Pacific Corp.	5,002,680
	Total Industrials (Cost $49,311,451)	54,077,251

INFORMATION TECHNOLOGY — 21.73%
	Communications Equipment — 3.02%
240,500	Cisco Systems, Inc.	6,313,125
110,201	QUALCOMM, Inc.	5,921,100

		12,234,225

	Internet Software & Services — 7.66%
50,000	Akamai Technologies, Inc.(a)	3,453,000
119,497	Facebook Inc. — Class A(a)	10,742,780
11,000	Google Inc. — Class A(a)	7,022,070
11,631	Google Inc. — Class C(a)	7,076,533
103,700	Twitter, Inc.(a)	2,793,678

		31,088,061

	IT Services — 2.15%
124,988	Visa Inc. — Class A	8,706,664

	Software — 3.73%
106,995	Aspen Technology, Inc.(a)	4,056,181
148,255	Microsoft Corp.	6,561,766
125,200	Oracle Corp.	4,522,224

		15,140,171

	Technology Hardware, Storage & Peripherals — 5.17%
110,600	Apple Inc.	12,199,180
364,000	EMC Corp.	8,794,240

		20,993,420
	Total Information Technology (Cost $53,039,956)	88,162,541

MATERIALS — 4.23%
	Chemicals — 4.23%
57,400	Ecolab Inc.	6,297,928
50,500	Monsanto Co.	4,309,670
64,200	Praxair, Inc.	6,539,412
	Total Materials (Cost $13,625,873)	17,147,010

TOTAL COMMON STOCKS		393,043,674
(COST $314,785,599)

SHARES OR FACE AMOUNT		FAIR VALUE*

REITS — 1.58%
FINANCIALS — 1.58%
	Real Estate Investment Trusts (REITs) — 1.58%
23,556	Equinix Inc.	$6,440,211
	Total Financials (Cost $3,943,800)	6,440,211

TOTAL REITS		6,440,211
(COST $3,943,800)

SHORT TERM INVESTMENTS — 1.67%
INVESTMENT COMPANY — 1.67%
6,762,116	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	6,762,116
	Total Investment Company	6,762,116

TOTAL SHORT TERM INVESTMENTS		6,762,116
(COST $6,762,116)

TOTAL INVESTMENTS — 100.13%		406,246,001
(COST $325,491,515)

Liabilities in Excess of Other Assets — (0.13)%		(544,614)

TOTAL NET ASSETS — 100.00%		$405,701,387

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $21,382,386 (5.27% of net assets) at September 30, 2015.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 5.17%
CONSUMER STAPLES — 0.58%
	Food Products — 0.58%
35,000	Mondelez International Inc. — Class A	$1,465,450
	Total Consumer Staples (Cost $701,974)	1,465,450

FINANCIALS — 1.53%
	Diversified Financial Services — 0.66%
27,300	JPMorgan Chase & Co.	1,664,481

	Real Estate Management & Development — 0.87%
30,000	Colliers International Group, Inc.(e)	1,217,700
30,000	FirstService Corp.(e)	968,700

		2,186,400
	Total Financials (Cost $2,047,003)	3,850,881

HEALTH CARE — 3.06%
	Health Care Equipment & Supplies — 0.77%
48,000	Abbott Laboratories	1,930,560

	Health Care Providers & Services — 0.70%
45,676	HEALTHSOUTH Corp.	1,752,588

	Pharmaceuticals — 1.59%
41,000	AbbVie Inc.	2,230,810
19,000	Johnson & Johnson	1,773,650

		4,004,460
	Total Health Care (Cost $4,548,657)	7,687,608

SPECIAL PURPOSE ENTITY — 0.00%
	Broadcasting (except Internet) — 0.00%
725,000	Adelphia Recovery Trust(a)(d)	—
	Total Special Purpose Entity (Cost $712,005)	—

TOTAL COMMON STOCKS		13,003,939
(COST $8,009,639)

PREFERRED STOCK — 0.90%
FINANCIALS — 0.90%
	Capital Markets — 0.90%
40,000	AMG Capital Trust I	2,255,000
	Total Financials (Cost $2,535,000)	2,255,000

TOTAL PREFERRED STOCK		2,255,000
(COST $2,535,000)

CONVERTIBLE BONDS — 14.97%
CONSUMER DISCRETIONARY — 4.53%
	Diversified Consumer Services — 0.44%
1,000,000	Carriage Services, Inc. 2.750%, 03/15/2021	1,114,375

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)
	Media — 4.09%
	Lions Gate Entertainment Inc.
1,000,000	4.000%, 01/11/2017(b)	$3,586,250
5,000,000	1.250%, 04/15/2018(b)	6,687,500

		10,273,750
	Total Consumer Discretionary (Cost $7,000,000)	11,388,125

HEALTH CARE — 2.74%
	Biotechnology — 0.41%
1,000,000	Cepheid 1.250%, 02/01/2021	1,018,750

	Health Care Equipment & Supplies — 1.55%
	Accuray, Inc.
500,000	3.750%, 08/01/2016	501,562
1,500,000	3.500%, 02/01/2018	1,653,750
	Alere, Inc.
750,000	3.000%, 05/15/2016	854,531
	Endologix, Inc.
1,000,000	2.250%, 12/15/2018	893,750

		3,903,593

	Pharmaceuticals — 0.78%
1,500,000	The Medicines Co. 2.500%, 01/15/2022 (Acquired Various Dates, Cost $1,639,120)(c)(f)	1,959,375
	Total Health Care (Cost $6,334,918)	6,881,718

INDUSTRIALS — 2.22%
	Air Freight & Logistics — 0.89%
3,000,000	UTi Worldwide, Inc. 4.500%, 03/01/2019(e)	2,227,500

	Machinery — 0.86%
2,000,000	The Greenbrier Companies, Inc. 3.500%, 04/01/2018	2,170,000

	Trading Companies & Distributors — 0.47%
710,000	WESCO International, Inc. 6.000%, 09/15/2029	1,179,044
	Total Industrials (Cost $5,705,780)	5,576,544

INFORMATION TECHNOLOGY — 5.48%
	Internet Software & Services — 2.83%
3,000,000	Cornerstone OnDemand, Inc. 1.500%, 07/01/2018	3,013,125
1,000,000	Envestnet, Inc. 1.750%, 12/15/2019	890,625
1,000,000	HomeAway, Inc. 0.125%, 04/01/2019	927,500
1,500,000	Twitter, Inc. 1.000%, 09/15/2021 (Acquired Various Dates, Cost $1,318,990)(c)(f)	1,285,313
1,000,000	WebMD Health Corp. 2.500%, 01/31/2018	1,011,250

		7,127,813

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Software — 2.65%
	BroadSoft, Inc.
2,500,000	1.500%, 07/01/2018	$2,571,875
1,000,000	1.000%, 09/01/2022 (Acquired Various Dates, Cost $1,000,000)(c)(f)	986,250
2,060,000	Nuance Communications, Inc. 1.500%, 11/01/2035(f)	2,130,812
1,000,000	PROS Holdings, Inc. 2.000%, 12/01/2019(f)	979,375

		6,668,312
	Total Information Technology (Cost $13,436,150)	13,796,125

TOTAL CONVERTIBLE BONDS		37,642,512
(COST $32,476,848)

CORPORATE BONDS — 66.42%
CONSUMER DISCRETIONARY — 19.28%
	Distributors — 0.48%
1,250,000	LKQ Corp. 4.750%, 05/15/2023	1,209,375

	Diversified Consumer Services — 1.49%
3,000,000	Monitronics International Inc. 9.125%, 04/01/2020	2,715,000
1,000,000	Service Corp International 4.500%, 11/15/2020	1,020,000

		3,735,000

	Hotels, Restaurants & Leisure — 0.75%
1,615,000	Royal Caribbean Cruises Ltd. 7.500%, 10/15/2027(e)	1,881,475

	Household Durables — 0.85%
2,000,000	Jarden Corp. 7.500%, 05/01/2017	2,145,000

	Internet & Catalog Retail — 0.51%
	Netflix, Inc.
250,000	5.500%, 02/15/2022 (Acquired Various Dates Cost $250,000)(c)(f)	253,750
1,000,000	5.750%, 03/01/2024	1,025,000

		1,278,750

	Leisure Equipment & Products — 1.30%
3,000,000	Brunswick Corp. 7.375%, 09/01/2023	3,270,000

	Media — 7.66%
	Lamar Media Corp.
250,000	5.875%, 02/01/2022	260,937
250,000	5.000%, 05/01/2023	247,500
250,000	5.375%, 01/15/2024	253,750
7,000,000	Lions Gate Entertainment Corp. 5.250%, 08/01/2018(b)(e)	7,227,500
	Live Nation Entertainment Inc.
1,250,000	7.000%, 09/01/2020 (Acquired Various Dates, Cost $1,266,877)(c)(f)	1,312,500
2,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $2,107,500)(c)(f)	2,068,500

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)
1,250,000	MDC Partners Inc. 6.750%, 04/01/2020 (Acquired Various Dates, Cost $1,250,000)(c)(e)(f)	$1,239,063
2,600,000	Regal Entertainment Group 5.750%, 06/15/2023	2,522,000
	Sirius XM Radio, Inc.
3,095,000	4.250%, 05/15/2020 (Acquired Various Dates, Cost $2,966,117)(c)(f)	3,033,100
1,000,000	5.875%, 10/01/2020 (Acquired Various Dates, Cost $1,000,000)(c)(f)	1,020,000
100,000	Townsquare Media, Inc. 6.500%, 04/01/2023 (Acquired Various Dates, Cost $100,000)(c)(f)	89,375

		19,274,225

	Specialty Retail — 3.34%
1,000,000	Outerwall, Inc. 6.000%, 03/15/2019	1,000,000
2,500,000	Penske Automotive Group, Inc. 5.750%, 10/01/2022	2,518,750
	Rent-A-Center Inc.
1,750,000	6.625%, 11/15/2020	1,723,750
2,000,000	4.750%, 05/01/2021	1,710,000
1,500,000	Sonic Automotive, Inc. 5.000%, 05/15/2023	1,443,750

		8,396,250

	Textiles, Apparel & Luxury Goods — 2.90%
1,510,000	Perry Ellis International, Inc. 7.875%, 04/01/2019	1,528,875
3,120,000	PVH Corp. 7.750%, 11/15/2023	3,666,000
2,000,000	Wolverine World Wide, Inc. 6.125%, 10/15/2020	2,087,500

		7,282,375
	Total Consumer Discretionary (Cost $46,916,225)	48,472,450

CONSUMER STAPLES — 3.44%
	Beverages — 0.94%
	Cott Beverages, Inc.
2,000,000	6.750%, 01/01/2020	2,060,000
300,000	5.375%, 07/01/2022	291,372

		2,351,372

	Food & Staples Retailing — 0.08%
200,000	Family Tree Escrow LLC. 5.250%, 03/01/2020 (Acquired Various Dates, Cost $200,000)(c)(f)	206,080

	Food Products — 2.42%
1,100,000	Darling Ingredients, Inc. 5.375%, 01/15/2022	1,082,125
125,000	Post Holdings, Inc. 7.375%, 02/15/2022	127,344
2,750,000	Smithfield Foods, Inc. 7.750%, 07/01/2017	2,963,125
2,000,000	TreeHouse Foods, Inc. 4.875%, 03/15/2022	1,925,000

		6,097,594
	Total Consumer Staples (cost $8,470,990)	8,655,046

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

ENERGY — 5.84%
	Energy Equipment & Services — 0.91%
1,000,000	Forum Energy Technologies Inc. 6.250%, 10/01/2021	$845,000
1,500,000	Hornbeck Offshore Services, Inc. 5.875%, 04/01/2020	1,185,000
250,000	SESI LLC 7.125%, 12/15/2021	246,563

		2,276,563

	Oil, Gas & Consumable Fuels — 4.93%
550,000	Concho Resources, Inc. 6.500%, 01/15/2022	544,500
2,000,000	Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.000%, 12/15/2020	1,805,000
4,000,000	Gulfport Energy Corp. 7.750%, 11/01/2020	3,950,000
1,000,000	Kodiak Oil & Gas Corp. 8.125%, 12/01/2019(e)	970,000
1,861,000	Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 7.375%, 08/01/2021	1,949,397
500,000	5.500%, 06/01/2024	465,000
2,609,000	United Refining Co. 10.500%, 02/28/2018	2,713,360

		12,397,257
	Total Energy (Cost $15,201,264)	14,673,820

FINANCIALS — 3.02%
	Capital Markets — 1.29%
3,500,000	KCG Holdings, Inc. 6.875%, 03/15/2020 (Acquired Various Dates, Cost $3,446,518)(c)(f)	3,246,250

	Diversified Financial Services — 1.73%
3,000,000	Cogent Communications Finance Inc. 5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(c)(f)	2,827,500
1,500,000	MSCI Inc. 5.250%, 11/15/2024 (Acquired Various Dates, Cost $1,500,000)(c)(f)	1,518,750

		4,346,250
	Total Financials (Cost $7,920,268)	7,592,500

HEALTH CARE — 5.96%
	Health Care Equipment & Services — 1.16%
3,000,000	Mallinckrodt International Finance S.A. 3.500%, 04/15/2018(e)	2,925,000

	Health Care Providers & Services — 3.25%
1,947,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	2,085,724
1,000,000	CHS / Community Health Systems, Inc. 8.000%, 11/15/2019	1,043,125
2,200,000	7.125%, 07/15/2020	2,293,500
100,000	6.875%, 02/01/2022	102,371
2,500,000	ExamWorks Group, Inc. 5.625%, 04/15/2023	2,543,750
100,000	Tenet Healthcare Corp. 6.000%, 10/01/2020	105,750

		8,174,220

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Pharmaceuticals — 1.55%
450,000	Valeant Pharmaceuticals International, Inc. 6.750%, 08/15/2018 (Acquired Various Dates, Cost $458,066)(c)(e)(f)	$458,718
3,000,000	6.375%, 10/15/2020 (Acquired Various Dates, Cost $3,105,109)(c)(f)	2,990,625
450,000	VRX Escrow Corp. 5.375%, 03/15/2020 (Acquired Various Dates, Cost $451,500)(c)(e)(f)	438,469

		3,887,812
	Total Health Care (Cost $14,914,540)	14,987,032

INDUSTRIALS — 15.23%
	Aerospace & Defense — 5.43%
3,450,000	DigitalGlobe Inc. 5.250%, 02/01/2021 (Acquired Various Dates, Cost $3,408,097)(c)	3,286,125
2,000,000	KLX Inc. 5.875%, 12/01/2022 (Acquired Various Dates, Cost $2,000,000)(c)(f)	1,955,620
1,000,000	LMI Aerospace, Inc. 7.375%, 07/15/2019	970,000
250,000	Moog, Inc. 5.250%, 12/01/2022 (Acquired Various Dates, Cost $250,000)(c)(f)	250,625
2,000,000	TransDigm, Inc. 5.500%, 10/15/2020	1,916,250
1,000,000	7.500%, 07/15/2021	1,047,500
250,000	6.000%, 07/15/2022	234,375
4,000,000	Triumph Group Inc. 4.875%, 04/01/2021	3,760,000
250,000	5.250%, 06/01/2022	231,250

		13,651,745

	Commercial Services & Supplies — 3.13%
3,410,000	Casella Waste Systems, Inc. 7.750%, 02/15/2019	3,358,850
100,000	Clean Harbors, Inc. 5.250%, 08/01/2020	101,500
1,000,000	Covanta Holding Corp. 7.250%, 12/01/2020	1,041,250
250,000	5.875%, 03/01/2024	239,375
3,000,000	R.R. Donnelley & Sons Co. 8.600%, 08/15/2016	3,146,250

		7,887,225

	Construction & Engineering — 1.49%
3,700,000	Tutor Perini Corp. 7.625%, 11/01/2018	3,746,250

	Professional Services — 2.33%
2,000,000	CEB, Inc. 5.625%, 06/15/2023 (Acquired Various Dates, Cost $2,000,000)(c)(f)	2,000,000
3,625,000	FTI Consulting, Inc. 6.000%, 11/15/2022	3,765,469
100,000	IHS, Inc. 5.000%, 11/01/2022	96,500

		5,861,969

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Road & Rail — 0.94%
2,284,000	Quality Distribution LLC / QD Capital Corp. 9.875%, 11/01/2018	$2,357,945

	Trading Companies & Distributors — 1.91%
2,000,000	Fly Leasing Ltd. 6.750%, 12/15/2020(e)	2,055,000
2,000,000	6.375%, 10/15/2021(e)	2,025,000
750,000	WESCO Distribution Inc. 5.375%, 12/15/2021	720,937

		4,800,937
	Total Industrials (Cost $38,387,890)	38,306,071

INFORMATION TECHNOLOGY — 10.06%
	Cable & Satellite TV — 0.86%
2,200,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 03/15/2021	2,172,225

	Electronic Equipment, Instruments & Components — 0.80%
500,000	Anixter Inc. 5.625%, 05/01/2019	526,250
500,000	5.125%, 10/01/2021	498,125
1,000,000	Cinemark USA, Inc. 5.125%, 12/15/2022	983,750

		2,008,125

	Internet Software & Services — 3.20%
7,000,000	Bankrate Inc. 6.125%, 08/15/2018 (Acquired Various Dates, Cost $7,028,256)(c)(f)	6,860,000
1,100,000	j2 Global, Inc. 8.000%, 08/01/2020	1,177,000

		8,037,000

	IT Services — 2.01%
4,000,000	NeuStar, Inc. 4.500%, 01/15/2023	3,380,000
2,000,000	ServiceSource International Inc. 1.500%, 08/01/2018	1,670,000

		5,050,000

	Semiconductors & Semiconductor Equipment — 0.65%
1,500,000	National Semiconductor Corp. 6.600%, 06/15/2017	1,634,946

	Software — 2.54%
1,250,000	ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired Various Dates, Cost $1,250,000)(c)(f)	1,309,375
500,000	Activision Blizzard, Inc. 5.625%, 09/15/2021 (Acquired Various Dates, Cost $500,000)(c)(f)	527,500
1,500,000	Audatex North America, Inc. 6.000%, 06/15/2021 (Acquired Various Dates, Cost $1,508,750)(c)(f)	1,508,610
2,000,000	6.125%, 11/01/2023 (Acquired Various Dates, Cost $1,990,000)(c)(f)	2,017,500
1,000,000	SS&C Technologies Holdings, Inc. 5.875%, 07/15/2023 Acquired Various Dates, Cost $1,000,000)(c)(f)	1,020,000

		6,382,985
	Total Information Technology (Cost $25,450,211)	25,285,281

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 2.26%
	Chemicals — 0.76%
2,000,000	LSB Inds, Inc. 7.750%, 08/01/2019	$1,907,500

	Construction Materials — 0.82%
2,000,000	Headwaters, Inc. 7.250%, 01/15/2019	2,070,000

	Metals & Mining — 0.68%
1,000,000	Allegheny Technologies, Inc. 5.950%, 01/15/2021	905,000
250,000	Steel Dynamics, Inc. 6.125%, 08/15/2019	256,875
100,000	5.125%, 10/01/2021	95,250
500,000	5.250%, 04/15/2023	460,000

		1,717,125
	Total Materials (Cost $5,878,883)	5,694,625

REAL ESTATE — 0.08%
	Real Estate — 0.08%
200,000	Outfront Media Capital LLC / Outfront Media Capital Corp 5.250%, 02/15/2022	200,500
	Total Real Estate (Cost $199,000)	200,500

TELECOMMUNICATION SERVICES — 1.25%
	Broadcast Media — 0.39%
1,000,000	Nexstar Broadcasting, Inc. 6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,000,000)(c)(f)	990,000

	Diversified Telecommunications — 0.86%
2,400,000	Consolidated Communications Finance Co. 6.500%, 10/01/2022 (Acquired Various Dates, Cost $2,338,194)(c)(f)	2,160,000
	Total Telecommunication Services (Cost $3,338,194)	3,150,000

TOTAL CORPORATE BONDS		167,017,325
(COST $166,677,465)

BANK LOANS — 2.13%
	Diversified Telecommunications — 0.18%
450,328	Consolidated Communications Finance Co. — Term Loan B 4.250%, 12/23/2020	449,389

	Health Care Equipment & Services — 0.38%
985,000	Mallinckrodt International Finance S.A. — Term Load B 3.250%, 03/19/2021	969,201

	Hotels, Restaurants & Leisure — 0.40%
1,000,000	ClubCorp Term Loan 4.250%, 07/24/2020	1,001,250

	Internet Software & Services — 0.38%
954,022	Dealertrack Technologies Inc. — Term Loan B 3.500%, 02/26/2021	951,045

	Pharmaceuticals — 0.79%
1,989,950	Akorn Inc. — Term Loan B 5.500%, 04/16/2021	1,988,089

TOTAL BANK LOANS		5,358,974
(COST $5,399,407)

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

	SHORT TERM INVESTMENT — 8.90%
	INVESTMENT COMPANY — 8.90%
22,381,949	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(g)	$22,381,949
	Total Investment Company	22,381,949

	TOTAL SHORT TERM INVESTMENT	22,381,949
	(COST $22,381,949)

	TOTAL INVESTMENTS — 98.49%	247,659,699
	(COST $237,480,308)

	Other Assets in Excess of Liabilities — 1.51%	3,805,928

	TOTAL NET ASSETS — 100.00%	$251,465,627

(a)	Non Income Producing
(b)	These securities are deemed illiquid. The total value of the illiquid securities amounted to $17,501,250 (6.96% of net assets) at September 30, 2015.
(c)	Restricted security deemed liquid. The total value of restricted securities is $48,818,973 (19.41% of net assets) at September 30, 2015.
(d)	Fair Valued Securities. The total value of these securities amounted to $0 (0.00% of net assets) at September 30, 2015.
(e)	Foreign Issued Securities. The total value of these securities amounted to $23,634,125 (9.40% of net assets) at September 30, 2015.
(f)	144A Securities. The total value of these securities is $48,643,035 (19.34% of net assets) at September 30, 2015.
(g)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 90.08%
BELGIUM — 1.21%
	Beverages — 1.21%
28,000	Anheuser-Busch InBev N.V.	$2,969,796
	Total Belgium (Cost $2,878,357)	2,969,796

BRAZIL — 0.76%
	Beverages — 0.76%
380,000	Ambev SA — ADR	1,862,000
	Total Brazil (Cost $2,210,749)	1,862,000

CANADA — 1.40%
	Road & Rail — 1.40%
42,000	Canadian National Railway Co.	2,383,920
7,300	Canadian Pacific Railway Ltd.	1,048,061
	Total Canada (Cost $3,582,005)	3,431,981

CHILE — 0.84%
	Beverages — 0.84%
92,507	Cia Cervecerias Unidas SA — ADR	2,049,030
	Total Chile (Cost $2,062,489)	2,049,030

CHINA — 0.20%
	Pharmaceuticals — 0.20%
2,250,000	Sihuan Pharmaceutical Holdings Group Ltd.(c)(d)	502,255
	Total China (Cost $653,522)	502,255

FRANCE — 13.97%
	Air Freight & Logistics — 1.36%
686,400	Bollore SA	3,336,395

	Beverages — 1.09%
26,500	Pernod-Ricard SA	2,670,343

	Chemicals — 1.56%
32,320	Air Liquide SA	3,815,503

	Electrical Equipment — 0.78%
34,000	Schneider Electric	1,899,970

	Food Products — 1.40%
29,503	Naturex(a)	2,096,690
18,280	Vilmorin & Cie S.A.	1,336,485

		3,433,175

	Hotels, Restaurants & Leisure — 1.49%
78,000	Accor SA	3,639,704

	Internet Software & Services — 0.95%
62,000	Criteo SA — ADR(a)	2,327,480

	Media — 1.58%
57,000	Publicis Groupe SA	3,883,946

	Software — 1.35%
45,000	Dassault Systemes S.A.	3,318,695

	Textiles, Apparel & Luxury Goods — 2.41%
20,000	Kering	3,262,825

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

FRANCE (Continued)
15,500	LVMH Moet Hennessy Louis Vuitton SA	$2,636,072

		5,898,897
	Total France (Cost $36,031,908)	34,224,108

GERMANY — 21.56%
	Chemicals — 3.30%
27,300	Linde A.G.	4,421,725
61,000	Symrise AG	3,666,421

		8,088,146

	Construction Materials — 1.16%
41,500	HeidelbergCement AG	2,840,769

	Electronic Equipment, Instruments & Components — 0.83%
143,711	Jenoptik AG	2,034,593

	Food Products — 0.37%
2,700	KWS Saat AG	899,366

	Health Care Equipment & Supplies — 0.65%
57,525	Carl Zeiss Meditec AG	1,606,648

	Health Care Providers & Services — 2.74%
100,000	Fresenius SE & Co. KGaA	6,704,435

	Household Products — 1.51%
41,900	Henkel AG & Co. KGaA	3,695,916

	Industrial Conglomerates — 1.08%
29,700	Siemens A.G. — ADR	2,652,965

	Insurance — 1.50%
19,700	Muenchener Rueckversicherungs-Gesellschaft AG.	3,670,650

	IT Services — 1.95%
100,000	Wirecard AG	4,771,882

	Machinery — 2.18%
69,900	KUKA AG	5,349,526

	Pharmaceuticals — 1.93%
9,000	Bayer AG — ADR	1,152,360
28,000	Bayer AG	3,580,839

		4,733,199

	Software — 1.73%
65,300	SAP AG — ADR	4,230,787

	Textiles, Apparel & Luxury Goods — 0.63%
19,200	Adidas AG	1,544,916
	Total Germany (Cost $46,817,999)	52,823,798

HONG KONG — 3.76%
	Industrial Conglomerates — 2.45%
400,000	Beijing Enterprise Holdings Ltd.	2,397,404
44,184	Jardine Matheson Holding Ltd.	2,087,694
56,695	Jardine Strategic Holdings Ltd.	1,521,694

		6,006,792

	Pharmaceuticals — 0.35%
700,000	Sino Biopharmaceutical Ltd.	859,865

SHARES OR FACE AMOUNT		FAIR VALUE*

HONG KONG (Continued)
	Specialty Retail — 0.96%
1,130,750	L’occitane International	$2,354,863
	Total Hong Kong (Cost $9,533,331)	9,221,520

INDIA — 3.35%
	Commercial Banks — 1.26%
370,000	ICICI Bank Ltd. — ADR	3,100,600

	Pharmaceuticals — 2.09%
80,000	Dr. Reddy’s Laboratories Ltd. — ADR	5,112,800
	Total India (Cost $6,864,829)	8,213,400

IRELAND — 2.22%
	Pharmaceuticals — 2.22%
20,000	Allergan plc(a)	5,436,200
	Total Ireland (Cost $3,723,891)	5,436,200

ISRAEL — 1.12%
	Pharmaceuticals — 1.12%
48,600	Teva Pharmaceutical Industries Ltd. — ADR	2,743,956
	Total Israel (Cost $2,371,498)	2,743,956

ITALY — 1.20%
	Beverages — 1.20%
370,000	Davide Campari-Milano SpA	2,943,694
	Total Italy (Cost $2,856,564)	2,943,694

JAPAN — 3.72%
	Beverages — 0.42%
32,000	Asahi Group Holdings Ltd.	1,032,301

	Electronic Equipment, Instruments & Components — 2.22%
25,000	Murata Manufacturing Co., Ltd.	3,203,017
75,000	Omron Corp.	2,241,279

		5,444,296

	Machinery — 0.87%
14,000	FANUC CORP.	2,137,374

	Wireless Telecommunication Services — 0.21%
11,200	SoftBank Corp.	511,336
	Total Japan (Cost $9,597,946)	9,125,307

NETHERLANDS — 3.83%
	Food Products — 1.06%
64,700	Unilever N.V. — NY Shares — ADR	2,600,940

	IT Services — 1.68%
152,499	InterXion Holding NV(a)	4,129,673

	Semiconductors & Semiconductor Equipment — 1.09%
30,241	ASML Holding NV NY Shares — ADR	2,660,603
	Total Netherlands (Cost $8,101,597)	9,391,216

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

NORWAY — 1.82%
	Commercial Services & Supplies — 0.70%
182,000	Tomra Systems ASA	$1,710,285

	Diversified Telecommunication Services — 0.85%
111,000	Telenor ASA	2,071,830

	Internet Software & Services — 0.27%
124,681	Opera Software ASA	672,233
	Total Norway (Cost $5,421,421)	4,454,348

REPUBLIC OF KOREA — 0.31%
	Semiconductors & Semiconductor Equipment — 0.31%
800	Samsung Electronic Co., Ltd.	765,376
	Total Republic of Korea (Cost $894,090)	765,376

SINGAPORE — 2.49%
	Semiconductors & Semiconductor Equipment — 2.49%
48,770	Avago Technologies Ltd.	6,096,738
	Total Singapore (Cost $1,750,829)	6,096,738

SPAIN — 0.92%
	Specialty Retail — 0.92%
67,500	Inditex SA	2,257,467
	Total Spain (Cost $1,360,312)	2,257,467

SWEDEN — 0.84%
	Communications Equipment — 0.84%
210,000	Telefonaktirbolaget LM Ericsson — ADR	2,053,800
	Total Sweden (Cost $2,417,869)	2,053,800

SWITZERLAND — 8.67%
	Capital Markets — 2.01%
141,900	GAM Holding AG	2,497,009
53,337	Julius Baer Group Ltd.	2,420,031
		4,917,040

	Chemicals — 0.90%
34,500	Syngenta AG — ADR	2,200,410

	Construction Materials — 1.21%
56,500	Holcim Ltd.	2,959,496

	Insurance — 1.57%
45,000	Swiss Re AG	3,860,045

	Pharmaceuticals — 1.33%
43,000	Roche Holding AG — ADR	1,416,850
7,000	Roche Holding AG	1,845,885

		3,262,735

	Specialty Retail — 1.65%
34,500	Dufry AG(a)	4,035,502
	Total Switzerland (Cost $22,516,447)	21,235,228

SHARES OR FACE AMOUNT		FAIR VALUE*

TAIWAN, PROVINCE OF CHINA — 1.37%
	Semiconductors & Semiconductor Equipment — 1.37%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	$3,346,581
	Total Taiwan, Province of China (Cost $2,178,768)	3,346,581

UNITED KINGDOM — 14.52%
	Beverages — 2.88%
40,300	Diageo PLC — ADR	4,343,937
48,000	SABMiller PLC.	2,713,501

		7,057,438

	Capital Markets — 2.09%
491,250	Aberdeen Asset Management PLC	2,203,398
36,500	Schroders PLC	1,548,786
42,164	Schroders PLC — Non Voting	1,379,634

		5,131,818

	Health Care Equipment & Supplies — 1.30%
91,000	Smith & Nephew PLC. — ADR	3,185,000

	Hotels, Restaurants & Leisure — 2.87%
93,692	InterContinental Hotels Group PLC	3,237,161
105,085	Millennium & Copthorne Hotels PLC	767,333
43,000	Whitbread PLC	3,036,442

		7,040,936

	Insurance — 1.16%
32,000	Aon PLC	2,835,520

	Internet Software & Services — 1.16%
172,600	Telecity Group PLC	2,840,766

	Media — 2.14%
122,600	Liberty Global plc — Series C(a)	5,029,052
6,130	Liberty Global plc LiLAC — Series C(a)	209,891

		5,238,943

	Textiles, Apparel & Luxury Goods — 0.92%
109,000	Burberry Group PLC	2,255,684
	Total United Kingdom (Cost $33,288,960)	35,586,105

TOTAL COMMON STOCKS		220,733,904
(COST $207,115,381)

EXCHANGE TRADED FUND — 0.45%
20,000	WisdomTree Europe Hedged Equity	1,093,000

TOTAL EXCHANGE TRADED FUND		1,093,000
(COST $1,111,800)

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENT — 9.25%
INVESTMENT COMPANY — 9.25%
22,678,253	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(b)	$22,678,253
	Total Investment Company	22,678,253

	TOTAL SHORT TERM INVESTMENT	22,678,253
	(COST $22,678,253)

	TOTAL INVESTMENTS — 99.78%	244,505,157
	(COST $230,905,434)

	Other Assets in Excess of Liabilities — 0.22%	503,762

	TOTAL NET ASSETS — 100.00%	$245,008,919

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	7-day yield
(c)	Fair Valued Security. The total value of the security amounted to $502,255 (0.20% of net assets) at September 30, 2015.
(d)	Security deemed illiquid. Total value of illiquid security amounted to $502,255 (0.20% of net assets) at September 30, 2015.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of September 30, 2015, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Air Freight & Logistics	$3,336,395	1.36%
Beverages	20,584,603	8.40%
Capital Markets	10,048,859	4.10%
Chemicals	14,104,059	5.76%
Commercial Banks	3,100,600	1.26%
Commercial Services & Supplies	1,710,285	0.70%
Communications Equipment	2,053,800	0.84%
Construction Materials	5,800,265	2.37%
Diversified Telecommunication Services	2,071,829	0.85%
Electrical Equipment	1,899,970	0.77%
Electronic Equipment, Instruments & Components	7,478,889	3.05%
Food Products	6,933,481	2.83%
Health Care Equipment & Supplies	4,791,648	1.96%
Health Care Providers & Services	6,704,435	2.74%
Hotels, Restaurants & Leisure	10,680,639	4.36%
Household Products	3,695,916	1.51%
Industrial Conglomerates	8,659,757	3.53%
Insurance	10,366,215	4.23%
Internet Software & Services	5,840,479	2.38%
IT Services	8,901,555	3.63%
Machinery	7,486,899	3.06%
Media	9,122,889	3.72%
Pharmaceuticals	22,651,010	9.24%
Road & Rail	3,431,981	1.40%
Semiconductors & Semiconductor Equipment	12,869,298	5.25%
Software	7,549,482	3.08%
Specialty Retail	8,647,832	3.53%
Textiles, Apparel & Luxury Goods	9,699,498	3.96%
Wireless Telecommunication Services	511,336	0.21%

Total Common Stocks	220,733,904	90.08%

Exchange Traded Funds
Investment Company	1,093,000	0.45%

Total Exchange Traded Funds	1,093,000	0.45%

Short Term Investments
Investment Company	22,678,253	9.25%

Total Short Term Investments	22,678,253	9.25%

Total Investments	244,505,157	99.78%
Other Assets in Excess of Liabilities	503,762	0.22%

TOTAL NET ASSETS	$245,008,919	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 94.33%
CONSUMER DISCRETIONARY — 22.95%
	Auto Components — 2.00%
21,700	BorgWarner, Inc.	$902,503

	Hotels, Restaurants & Leisure — 2.29%
15,155	Marriott International, Inc. — Class A	1,033,571

	Internet & Catalog Retail — 6.73%
3,625	Amazon.com, Inc.(a)	1,855,601
950	The Priceline Group Inc.(a)	1,175,017

		3,030,618

	Media — 2.58%
6,600	Charter Communications, Inc. — Class A(a)	1,160,610

	Specialty Retail — 5.14%
11,330	Restoration Hardware Holdings Inc.(a)	1,057,203
17,600	TJX Companies, Inc.	1,256,992

		2,314,195

	Textiles, Apparel & Luxury Goods — 4.21%
19,350	lululemon athletica, Inc.(a)	980,077
7,450	NIKE, Inc. — Class B	916,127

		1,896,204
	Total Consumer Discretionary (Cost $8,169,414)	10,337,701

CONSUMER STAPLES — 7.00%
	Food & Staples Retailing — 7.00%
6,200	Costco Wholesale Corp.	896,334
9,300	CVS Health Corp.	897,264
42,900	Whole Foods Market, Inc.	1,357,785
	Total Consumer Staples (Cost $2,856,610)	3,151,383

ENERGY — 1.56%
	Energy Equipment & Services — 1.56%
10,179	Schlumberger Ltd.(b)	702,046
	Total Energy (Cost $515,925)	702,046

FINANCIALS — 11.62%
	Capital Markets — 2.41%
15,600	T. Rowe Price Group Inc.	1,084,200

	Diversified Financial Services — 9.21%
11,775	American Express Co.	872,881
10,700	CME Group Inc.	992,318
4,575	Intercontinental Exchange Group, Inc.	1,075,079
14,000	McGraw Hill Financial, Inc.	1,211,000

		4,151,278
	Total Financials (Cost $4,507,234)	5,235,478

HEALTH CARE — 18.68%
	Biotechnology — 3.46%
3,350	Biogen Idec Inc.(a)	977,563
12,900	Cepheid, Inc.(a)	583,080

		1,560,643

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 1.61%
5,100	Edwards Lifesciences Corp.(a)	$725,067

	Health Care Technology — 6.45%
10,450	athenahealth Inc.(a)	1,393,507
25,200	Cerner Corp.(a)	1,510,992

		2,904,499

	Pharmaceuticals — 7.16%
30,200	The Medicines Co.(a)	1,146,392
4,450	Perrigo Co. PLC(b)	699,852
41,800	Roche Holding AG — ADR(b)	1,377,310

		3,223,554
	Total Health Care (Cost $8,035,950)	8,413,763

INDUSTRIALS — 10.05%
	Aerospace & Defense — 3.01%
10,350	The Boeing Co.	1,355,332

	Air Freight & Logistics — 3.05%
13,900	United Parcel Service, Inc. — Class B	1,371,791

	Commercial Services & Supplies — 2.07%
6,700	Stericycle, Inc.(a)	933,377

	Road & Rail — 1.92%
9,800	Union Pacific Corp.	866,418
	Total Industrials (Cost $3,792,642)	4,526,918

INFORMATION TECHNOLOGY — 17.01%
	Communications Equipment — 1.67%
14,005	QUALCOMM, Inc.	752,489

	Internet Software & Services — 7.22%
12,500	Facebook Inc. — Class A(a)	1,123,750
2,245	Google Inc. — Class A(a)	1,433,141
1,148	Google Inc. — Class C(a)	698,466

		3,255,357

	IT Services — 1.98%
12,800	Visa Inc. — Class A	891,648

	Semiconductors & Semiconductor Equipment — 1.93%
17,350	Altera Corp.	868,888

	Software — 2.25%
28,040	Oracle Corp.	1,012,805

	Technology Hardware, Storage & Peripherals — 1.96%
7,995	Apple Inc.	881,848
	Total Information Technology (Cost $4,960,564)	7,663,035

MATERIALS — 5.46%
	Chemicals — 5.46%
19,000	The Dow Chemical Co.	805,600
7,700	Monsanto Co.	657,118

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS (Continued)
9,800	Praxair, Inc.	$998,228
	Total Materials (Cost $2,610,360)	2,460,946

TOTAL COMMON STOCKS		42,491,270
(COST $35,448,699)

REIT — 2.11%
FINANCIALS — 2.11%
	Real Estate Investment Trust (REIT) — 2.11%
3,483	Equinix Inc.	952,252
	Total Financials (Cost $586,822)	952,252

TOTAL REIT		952,252
(COST $586,822)

SHORT TERM INVESTMENT — 3.64%
INVESTMENT COMPANY — 3.64%
1,637,827	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	1,637,827
	Total Investment Company	1,637,827

TOTAL SHORT TERM INVESTMENT		1,637,827
(COST $1,637,827)

TOTAL INVESTMENTS — 100.08%		45,081,349
(COST $37,673,348)

Liabilities in Excess of Other Assets — (0.08)%		(35,736)

TOTAL NET ASSETS — 100.00%		$45,045,613

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $2,779,208 (6.17% of net assets) at September 30, 2015.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 93.90%
CONSUMER DISCRETIONARY — 23.98%
	Auto Components — 1.70%
203,275	BorgWarner, Inc.	$8,454,207

	Distributors — 2.28%
399,375	LKQ Corp.(a)	11,326,275

	Hotels, Restaurants & Leisure — 1.89%
190,910	Dunkin’ Brands Group Inc.	9,354,590

	Household Durables — 1.43%
73,835	Harman International Industries, Inc.	7,087,422

	Internet & Catalog Retail — 2.28%
96,030	Expedia, Inc.	11,300,811

	Leisure Equipment & Products — 1.73%
71,520	Polaris Industries Inc.	8,573,102

	Media — 4.03%
86,425	AMC Networks, Inc. — Class A(a)	6,323,717
370,615	Lions Gate Entertainment Corp.(b)	13,638,632

		19,962,349

	Specialty Retail — 6.11%
103,870	Restoration Hardware Holdings Inc.(a)	9,692,110
122,280	Tractor Supply Co.	10,310,650
134,810	Williams-Sonoma, Inc.	10,292,743

		30,295,503

	Textiles, Apparel & Luxury Goods — 2.53%
129,650	Under Armour, Inc. — Class A(a)	12,547,527
	Total Consumer Discretionary (Cost $78,314,119)	118,901,786

CONSUMER STAPLES — 4.09%
	Beverages — 1.55%
36,505	The Boston Beer Co, Inc. — Class A(a)	7,688,318

	Food Products — 2.54%
313,305	WhiteWave Foods Co.(a)	12,579,196
	Total Consumer Staples (Cost $14,251,486)	20,267,514

ENERGY — 1.21%
	Energy Equipment & Services — 1.21%
491,740	Forum Energy Technologies Inc.(a)	6,004,145
	Total Energy (Cost $10,113,540)	6,004,145

FINANCIALS — 16.67%
	Capital Markets — 7.65%
64,240	Affiliated Managers Group, Inc.(a)	10,984,398
235,565	Financial Engines Inc.	6,942,100
170,000	LPL Financial Holdings, Inc.	6,760,900
104,850	Northern Trust Corp.	7,146,576
377,010	WisdomTree Investments, Inc.	6,081,171

		37,915,145

	Diversified Financial Services — 9.02%
143,685	CME Group Inc.	13,325,347
105,810	MarketAxess Holdings, Inc.	9,827,633

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

FINANCIALS (Continued)
114,270	Moody’s Corp.	$11,221,314
174,290	MSCI, Inc.	10,363,283

		44,737,577
	Total Financials (Cost $57,540,018)	82,652,722

HEALTH CARE — 11.03%
	Health Care Equipment & Supplies — 3.37%
147,115	Align Technology, Inc.(a)	8,350,247
113,400	Varian Medical Systems, Inc.(a)	8,366,652

		16,716,899

	Health Care Technology — 1.77%
146,510	Cerner Corp.(a)	8,784,739

	Life Sciences Tools & Services — 2.79%
87,225	Bio-Techne Corp.	8,064,823
32,725	Illumina, Inc.(a)	5,753,710

		13,818,533

	Pharmaceuticals — 3.10%
167,035	The Medicines Co.(a)	6,340,649
57,415	Perrigo Co. PLC(b)	9,029,657

		15,370,306
	Total Health Care (Cost $47,750,499)	54,690,477

INDUSTRIALS — 17.25%
	Construction & Engineering — 1.79%
367,170	Quanta Services, Inc.(a)	8,889,186

	Electrical Equipment — 2.00%
56,422	Acuity Brands, Inc.	9,906,575

	Machinery — 2.83%
344,570	Chart Industries, Inc.(a)	6,619,190
110,385	Proto Labs, Inc.(a)	7,395,795

		14,014,985

	Professional Services — 5.49%
183,650	The Advisory Board Co.(a)	8,363,421
174,945	Nielsen Holdings PLC(b)	7,779,804
150,110	Verisk Analytics, Inc — Class A(a)	11,094,630

		27,237,855

	Road & Rail — 3.29%
106,030	Genesee & Wyoming Inc. — Class A(a)	6,264,252
110,375	Kansas City Southern	10,030,880

		16,295,132

	Trading Companies & Distributors — 1.85%
150,300	MSC Industrial Direct Co., Inc. — Class A	9,172,809
	Total Industrials (Cost $87,866,767)	85,516,542

INFORMATION TECHNOLOGY — 18.44%
	Communications Equipment — 1.80%
77,000	F5 Networks, Inc.(a)	8,916,600

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Electronic Equipment, Instruments & Components — 1.45%
259,450	National Instruments Corp.	$7,210,116

	Internet Software & Services — 3.76%
145,505	Akamai Technologies, Inc.(a)	10,048,575
324,490	HomeAway Inc.(a)	8,611,965

		18,660,540

	Software — 11.43%
75,840	ANSYS, Inc.(a)	6,684,537
204,020	Aspen Technology, Inc.(a)	7,734,398
196,370	CommVault Systems, Inc.(a)	6,668,725
152,295	Fortinet Inc.(a)	6,469,492
334,130	RealPage, Inc.(a)	5,553,241
128,940	Red Hat, Inc.(a)	9,268,207
264,290	Solera Holdings Inc.	14,271,660

		56,650,260
	Total Information Technology (Cost $73,759,849)	91,437,516

MATERIALS — 1.23%
	Chemicals — 1.23%
179,845	FMC Corp.	6,098,544
	Total Materials (Cost $5,619,313)	6,098,544

TOTAL COMMON STOCKS		465,569,246
(COST $375,215,591)

REIT — 2.61%
FINANCIALS — 2.61%
	Real Estate Investment Trust (REIT) — 2.61%
47,330	Equinix Inc.	12,940,022
	Total Financials (Cost $7,916,434)	12,940,022

TOTAL REIT		12,940,022
(COST $7,916,434)

SHORT TERM INVESTMENT — 7.96%
INVESTMENT COMPANY — 7.96%
39,462,281	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(c)	39,462,281
	Total Investment Company	39,462,281

TOTAL SHORT TERM INVESTMENT		39,462,281
(COST $39,462,281)

TOTAL INVESTMENTS — 104.47%		517,971,549
(COST $422,594,306)

Liabilities in Excess of Other Assets — (4.47)%		(22,183,031)

TOTAL NET ASSETS — 100.00%		$495,788,518

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $30,448,093 (6.14% of net assets) at September 30, 2015.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

                                    [GRAPHIC]
    Buffalo Small Cap Fund
                                    [GRAPHIC]

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 97.36%
CONSUMER DISCRETIONARY — 18.88%
	Auto Components — 3.66%
406,735	Dorman Products, Inc.(a)	$20,698,744
1,100,428	Gentex Corp.	17,056,634
298,570	Gentherm Inc.(a)	13,411,765

		51,167,143

	Hotels, Restaurants & Leisure — 4.17%
487,615	Dave & Buster’s Entertainment, Inc.(a)	18,446,475
375,590	Fiesta Restaurant Group, Inc.(a)	17,040,518
993,430	Sonic Corp.	22,799,219

		58,286,212

	Internet Software & Services — 1.55%
1,014,030	Pandora Media Inc.(a)	21,639,400

	Media — 1.88%
486,455	Rentrak Corp.(a)	26,302,622

	Specialty Retail — 4.18%
588,255	Five Below, Inc.(a)	19,753,603
236,325	Mattress Firm Holding Corp.(a)	9,868,932
309,570	Restoration Hardware Holdings Inc.(a)	28,885,977

		58,508,512

	Textiles, Apparel & Luxury Goods — 3.44%
363,260	Deckers Outdoor Corp.(a)	21,090,876
366,487	Oxford Industries, Inc.	27,076,059

		48,166,935
	Total Consumer Discretionary (Cost $214,925,954)	264,070,824

CONSUMER STAPLES — 2.66%
	Beverages — 1.49%
98,544	The Boston Beer Co, Inc. — Class A(a)	20,754,352

	Food & Staples Retailing — 1.17%
338,125	United Natural Foods, Inc.(a)	16,402,444
	Total Consumer Staples (Cost $40,541,148)	37,156,796

ENERGY — 0.90%
	Energy Equipment & Services — 0.90%
491,850	RigNet Inc.(a)	12,542,175
	Total Energy (Cost $16,717,138)	12,542,175

FINANCIALS — 11.85%
	Capital Markets — 6.42%
1,082,880	Financial Engines Inc.	31,912,474
585,575	Stifel Financial Corp.(a)	24,652,707
2,053,930	WisdomTree Investments, Inc.	33,129,891

		89,695,072

	Diversified Financial Services — 2.36%
355,496	MarketAxess Holdings, Inc.	33,018,468

	Real Estate Management & Development — 3.07%
564,935	Colliers International Group, Inc.(b)(c)	22,930,712

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

FINANCIALS (Continued)
620,645	FirstService Corp.(b)(c)	$20,040,627

		42,971,339
	Total Financials (Cost $64,793,767)	165,684,879

HEALTH CARE — 18.30%
	Biotechnology — 0.33%
420,950	Natera, Inc.(a)	4,567,307

	Health Care Equipment & Supplies — 4.07%
1,635,205	Accuray Inc.(a)	8,167,849
333,249	Align Technology, Inc.(a)	18,915,213
1,033,145	Endologix, Inc.(a)	12,666,358
371,113	Nevro Corp.(a)	17,215,932

		56,965,352

	Health Care Providers & Services — 0.88%
419,755	ExamWorks Group, Inc.(a)	12,273,636

	Health Care Technology — 4.04%
175,060	athenahealth Inc.(a)	23,344,251
787,675	Medidata Solutions, Inc.(a)	33,168,994

		56,513,245

	Life Sciences Tools & Services — 4.04%
293,850	Bio-Techne Corp.	27,169,371
412,807	ICON PLC.(a)(b)	29,296,913

		56,466,284

	Pharmaceuticals — 4.94%
530,530	Akorn, Inc.(a)	15,122,758
701,760	Impax Laboratories, Inc.(a)	24,708,970
488,465	The Medicines Co.(a)	18,542,131
767,530	Supernus Pharmaceuticals Inc.(a)	10,768,446

		69,142,305
	Total Health Care (Cost $197,523,299)	255,928,129

INDUSTRIALS — 13.99%
	Aerospace & Defense — 2.44%
649,310	DigitalGlobe Inc.(a)	12,349,876
485,565	Hexcel Corp.	21,782,446

		34,132,322

	Building Products — 1.43%
601,825	Trex Co., Inc.(a)	20,058,827

	Electrical Equipment — 0.55%
253,850	Generac Holdings, Inc.(a)	7,638,347

	Machinery — 2.26%
507,791	Chart Industries, Inc.(a)	9,754,665
325,400	Proto Labs, Inc.(a)	21,801,800

		31,556,465

	Professional Services — 6.26%
416,205	CEB, Inc.	28,443,450
164,215	Costar Group, Inc.(a)	28,419,048

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
682,305	WageWorks, Inc.(a)	$30,758,309

		87,620,807

	Road & Rail — 1.05%
248,490	Genesee & Wyoming Inc. — Class A(a)	14,680,789
	Total Industrials (Cost $152,841,554)	195,687,557

INFORMATION TECHNOLOGY — 29.26%
	Communications Equipment — 1.79%
1,282,555	Infinera Corp.(a)	25,086,776

	Internet Software & Services — 15.98%
742,297	comScore Inc.(a)	34,257,006
670,210	Cornerstone OnDemand, Inc.(a)	22,116,930
651,225	Envestnet, Inc.(a)	19,517,213
840,465	GoDaddy, Inc. — Class A(a)	21,188,123
1,025,130	HomeAway Inc.(a)	27,206,950
1,382,628	Internap Network Services Corp.(a)(c)	8,475,510
732,405	LogMeIn, Inc.(a)	49,920,725
767,960	Marketo, Inc.(a)	21,825,423
279,255	SPS Commerce Inc.(a)	18,958,622

		223,466,502

	IT Services — 2.07%
1,067,581	InterXion Holding NV(a)(b)	28,910,094

	Semiconductors & Semiconductor Equipment — 2.10%
155,830	Cavium, Inc.(a)	9,563,287
387,400	Monolithic Power Systems Inc.	19,834,880

		29,398,167

	Software — 7.32%
1,270,258	ACI Worldwide, Inc.(a)	26,827,849
834,850	BroadSoft Inc.(a)	25,012,106
298,200	Paylocity Holding Corp.(a)	8,943,018
231,900	The Ultimate Software Group, Inc.(a)	41,512,419

		102,295,392
	Total Information Technology (Cost $321,883,409)	409,156,931

TELECOMMUNICATION SERVICES — 1.52%
	Diversified Telecommunication Services — 1.52%
785,140	Cogent Communications Holdings Inc.	21,324,402
	Total Telecommunication Services (Cost $25,773,577)	21,324,402

TOTAL COMMON STOCKS		1,361,551,693
(COST $1,034,999,846)

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2015 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

	SHORT TERM INVESTMENT — 4.77%
	INVESTMENT COMPANY — 4.77%
66,710,780	Fidelity Institutional Money Market Fund — Government Portfolio — 0.01%(d)	$66,710,780
	Total Investment Company	66,710,780

	TOTAL SHORT TERM INVESTMENT	66,710,780
	(COST $66,710,780)

	TOTAL INVESTMENTS — 102.13%	1,428,262,473
(COST $1,101,710,626)

	Liabilities in Excess of Other Assets — (2.13)%	(29,849,705)

	TOTAL NET ASSETS — 100.00%	$1,398,412,768

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $101,178,346 (7.24% of net assets) at September 30, 2015.
(c)	A portion of these securities is deemed illiquid. The total value of the illiquid portion of these securities amounted to $10,013,341 (0.72% of net assets) at September 30, 2015
(d)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

    Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$727,108,057	$30,437,241	$151,711,116
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at cost	$727,108,057	$30,437,241	$151,711,116

Investments in securities, at fair value:
Investments in securities of unaffiliated issuers	$812,690,940	$32,353,692	$156,230,654
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at fair value	812,690,940	32,353,692	156,230,654
Cash:	—	—	—
Cash denominated in foreign currency, at value:(1)	—	—	—
Receivables:
Investments sold	2,366,779	521,847	5,428,825
Fund shares sold	3,242,394	58,804	60,297
Dividends	348,599	29,330	3,683
Other receivable	—	—	—
Interest	262	25	44
Other assets	34,917	12,624	10,744

Total assets	818,683,891	32,976,322	161,734,247

LIABILITIES:
Payables:
Investments purchased	2,331,626	—	393,375
Written options, at value(2) (Note 8)	—	—	—
Fund shares purchased	927,849	19,239	258,157
Management fees	677,360	24,871	209,474
Custodian	—	—	—
Other payable	—	—	—
Accrued expenses	6,677	2,575	8,462

Total liabilities	3,943,512	46,685	869,468

NET ASSETS	$814,740,379	$32,929,637	$160,864,779

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$636,651,395	$30,107,998	$145,450,085
Undistributed (distribution in excess of) net investment income (loss)	(1,347,332)	8,594	(1,932,901)
Accumulated net realized gain (loss) from investment and foreign currency transactions	93,853,433	896,594	12,828,057
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	85,582,883	1,916,451	4,519,538

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$814,740,379	$32,929,637	$160,864,779

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited

Outstanding	40,539,128	2,602,989	10,597,667

NET ASSET VALUE PER SHARE	$20.10	$12.65	$15.18

(1) Cash denominated in foreign currency, at cost	—	—	—

(2) Written options, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

$973,516,578	$325,491,515	$237,480,308	$230,905,434	$37,673,348	$422,594,306	$1,101,710,626
—	—	—	—	—	—	—

$973,516,578	$325,491,515	$237,480,308	$230,905,434	$37,673,348	$422,594,306	$1,101,710,626

$1,046,425,692	$406,246,001	$247,659,699	$244,505,157	$45,081,349	$517,971,549	$1,428,262,473
—	—	—	—	—	—	—

1,046,425,692	406,246,001	247,659,699	244,505,157	45,081,349	517,971,549	1,428,262,473
1,952	—	371	—	—	—	—
—	—	—	19,098	—	—	—

1,350,721	—	647,584	—	430,809	710,727	20,325,031
247,111	434,110	430,069	216,833	53,316	847,463	860,561
1,534,967	422,039	54,187	548,465	20,733	158,209	313,912
—	—	—	13,011
3,999,676	67	3,423,374	189	10	280	239
33,609	15,796	13,510	24,405	12,509	25,384	46,941

1,053,593,728	407,118,013	252,228,794	245,327,158	45,598,726	519,713,612	1,449,809,157

90,756	—	350,000	—	510,893	1,612,174	5,366,546
227,818	—	—	—	—	—	—
1,198,955	1,093,429	202,758	25,175	7,720	21,857,533	44,753,111
886,187	305,403	208,176	203,019	33,939	437,728	1,270,458
—	—	—	21,529	—	—	—
—	—	—	21,362	—	—	—
50,363	17,794	2,233	47,154	561	17,659	6,274

2,454,079	1,416,626	763,167	318,239	553,113	23,925,094	51,396,389

$1,051,139,649	$405,701,387	$251,465,627	$245,008,919	$45,045,613	$495,788,518	$1,398,412,768

$973,535,724	$246,439,536	$236,222,123	$237,051,120	$33,244,247	$327,843,061	$243,701,923
(1,507,394)	1,273,852	(588,700)	1,749,817	118,878	(1,431,597)	(10,986,875)
5,979,129	77,233,513	5,652,813	(7,391,732)	4,274,487	73,999,811	839,145,873

73,132,190	80,754,486	10,179,391	13,599,714	7,408,001	95,377,243	326,551,847

$1,051,139,649	$405,701,387	$251,465,627	$245,008,919	$45,045,613	$495,788,518	$1,398,412,768

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

78,938,466	12,515,161	22,178,941	22,409,560	1,878,785	28,689,268	48,459,296

$13.32	$32.42	$11.34	$10.93	$23.98	$17.28	$28.86

—	—	—	19,107	—	—	—

450,894	—	—	—	—	—	—

    Statements of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND
INVESTMENT INCOME:
Interest	$2,432	$159	$350
Dividends:
Dividends from securities of unaffiliated issuers	2,773,375	384,236	289,418
Dividends from securities of affiliated issuers (Note 7)	—	—	—
Foreign tax withheld	(21,030)	(3,929)	(5,525)

Total investment income	2,754,777	380,466	284,243

EXPENSES:
Management fees (Note 3)	4,071,452	171,428	1,541,812
Custody fees	—	—	—
Registration fees	25,098	12,536	14,518
Other	5,559	691	1,870

Total expenses	4,102,109	184,655	1,558,200

Net investment income (loss)	(1,347,332)	195,811	(1,273,957)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions of unaffiliated issuers	44,070,227	371,530	16,657,765
Investment transactions of affiliated issuers (Note 7)	—	—	—
Options written (Note 8)	—	—	—
Net unrealized appreciation/depreciation during the period on:
Investments	(99,510,299)	(3,172,819)	(44,561,920)
Options written (Note 8)	—	—	—

Net realized and unrealized gain (loss) on investments	(55,440,072)	(2,801,289)	(27,904,155)

Net increase (decrease) in net assets resulting from operations	$(56,787,404)	$(2,605,478)	$(29,178,112)

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

$8,855,035	$932	$6,057,425	$1,172	$90	$1,479	$3,323

14,677,616	2,928,987	212,458	3,054,136	261,369	1,798,366	3,405,130
—	—	—	—	—	—	341,175
(78,543)	(36,870)	(450)	(331,760)	—	(14,268)	(11,195)

23,454,108	2,893,049	6,269,433	2,723,548	261,459	1,785,577	3,738,433

6,233,038	2,012,894	1,291,685	1,309,095	211,350	2,748,017	10,427,737
—	—	—	38,903	—	—	—
29,645	14,624	13,888	7,581	9,329	18,106	38,145
9,528	3,490	2,971	2,176	706	4,170	20,432

6,272,211	2,031,008	1,308,544	1,357,755	221,385	2,770,293	10,486,314

17,181,897	862,041	4,960,889	1,365,793	40,074	(984,716)	(6,747,881)

6,167,398	27,662,767	4,424,235	(1,602,077)	2,099,666	44,244,763	575,924,617
—	—	—	—	—	—	65,652,562
791,814	—	—	—	—	—	—

(106,498,810)	(55,592,117)	(12,081,426)	(22,287,281)	(4,317,670)	(85,778,316)	(834,756,186)
81,848	—	—	—	—	—	—

(99,457,750)	(27,929,350)	(7,657,191)	(23,889,358)	(2,218,004)	(41,533,553)	(193,179,007)

$(82,275,853)	$(27,067,309)	$(2,696,302)	$(22,523,565)	$(2,177,930)	$(42,518,269)	$(199,926,888)

    Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015
OPERATIONS:
Net investment income (loss)	$(1,347,332)	$(1,891,094)
Net realized gain (loss) from investment transactions	44,070,227	80,193,349
Net unrealized appreciation/depreciation during the period on investments, written options and translation of assets and liabilities in foreign currencies	(99,510,299)	18,800,661

Net increase (decrease) in net assets resulting from operations	(56,787,404)	97,102,916

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—
Net realized gain from investment transactions	—	(65,032,196)

Total distributions to shareholders	—	(65,032,196)

CAPITAL SHARE TRANSACTIONS:
Shares sold	228,132,773	251,810,031
Reinvested dividends and distributions	—	63,266,179

Shares issued	228,132,773	315,076,210
Redemptions	(130,824,180)	(222,553,064)
Redemption fees (Note 5)	31,806	57,478

Shares repurchased	(130,792,374)	(222,495,586)

Net increase (decrease) from capital share transactions	97,340,399	92,580,624

Total increase (decrease) in net assets	40,552,995	124,651,344

NET ASSETS:
Beginning of period	774,187,384	649,536,040

End of period	$814,740,379	$774,187,384

Undistributed (distribution in excess of) net investment income (loss) at end of period	$(1,347,332)	$—

Fund share transactions:
Shares sold	10,573,380	12,036,161
Reinvested dividends and distributions	—	3,185,608

	10,573,380	15,221,769
Shares repurchased	(6,046,604)	(10,853,352)

Net increase (decrease) in fund shares	4,526,776	4,368,417

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNITIES FUND		BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

$195,811	$320,150	$(1,273,957)	$(4,102,950)	$17,181,897	$30,662,173	$862,041	$2,702,476
371,530	2,182,795	16,657,765	(3,829,708)	6,959,212	16,588	27,662,767	91,305,329

(3,172,819)	2,273,927	(44,561,920)	(21,049,812)	(106,416,962)	14,913,019	(55,592,117)	(35,502,624)

(2,605,478)	4,776,872	(29,178,112)	(28,982,470)	(82,275,853)	45,591,780	(27,067,309)	58,505,181

(207,535)	(320,954)	—	—	(19,501,446)	(29,873,271)	—	(2,601,493)
—	(1,761,094)	—	(18,880,842)	—	(6,589,756)	—	(65,581,683)

(207,535)	(2,082,048)	—	(18,880,842)	(19,501,446)	(36,463,027)	—	(68,183,176)

7,321,194	32,321,321	6,889,387	51,764,222	60,808,672	367,530,181	26,822,099	62,397,903
203,140	1,873,070	—	18,306,236	18,938,930	35,520,956	—	65,878,238

7,524,334	34,194,391	6,889,387	70,070,458	79,747,602	403,051,137	26,822,099	128,276,141
(12,910,443)	(14,482,153)	(55,695,713)	(309,917,957)	(277,783,482)	(459,148,434)	(57,223,956)	(271,502,922)
12,412	7,826	21,283	683,127	7,486	57,154	3,162	28,798

(12,898,031)	(14,474,327)	(55,674,430)	(309,234,830)	(277,775,996)	(459,091,280)	(57,220,794)	(271,474,124)

(5,373,697)	19,720,064	(48,785,043)	(239,164,372)	(198,028,394)	(56,040,143)	(30,398,695)	(143,197,983)

(8,186,710)	22,414,888	(77,963,155)	(287,027,684)	(299,805,693)	(46,911,390)	(57,466,004)	(152,875,978)

41,116,347	18,701,459	238,827,934	525,855,618	1,350,945,342	1,397,856,732	463,167,391	616,043,369

$32,929,637	$41,116,347	$160,864,779	$238,827,934	$1,051,139,649	$1,350,945,342	$405,701,387	$463,167,391

$8,594	$20,318	$(1,932,901)	$(658,944)	$(1,507,394)	$812,155	$1,273,852	$411,811

531,781	2,398,935	389,002	2,963,614	4,319,388	24,905,990	779,503	1,766,396
14,926	138,360	—	1,081,929	1,313,129	2,425,849	—	1,981,896

546,707	2,537,295	389,002	4,045,543	5,632,517	27,331,839	779,503	3,748,292
(930,813)	(1,077,127)	(3,173,053)	(17,892,242)	(19,650,797)	(31,410,658)	(1,651,156)	(7,739,324)

(384,106)	1,460,168	(2,784,051)	(13,846,699)	(14,018,280)	(4,078,819)	(871,653)	(3,991,032)

    Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015
OPERATIONS:
Net investment income (loss)	$4,960,889	$9,807,403
Net realized gain (loss) from investment transactions	4,424,235	1,407,640
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(12,081,426)	(2,045,967)

Net increase (decrease) in net assets resulting from operations	(2,696,302)	9,169,076

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,480,995)	(9,369,546)
Net realized gain from investment transactions	—	(2,535,676)

Total distributions to shareholders	(5,480,995)	(11,905,222)

CAPITAL SHARE TRANSACTIONS:
Shares sold	40,900,999	37,616,927
Reinvested dividends and distributions	5,129,929	11,121,539

Shares issued	46,030,928	48,738,466
Redemptions	(42,390,197)	(80,576,926)
Redemption fees (Note 5)	15,069	23,475

Shares repurchased	(42,375,128)	(80,553,451)

Net increase (decrease) from capital share transactions	3,655,800	(31,814,985)

Total increase (decrease) in net assets	(4,521,497)	(34,551,131)

NET ASSETS:
Beginning of period	255,987,124	290,538,255

End of period	$251,465,627	$255,987,124

Undistributed (distribution in excess of) net investment income (loss) at end of period	$(588,700)	$(68,594)

Fund share transactions:
Shares sold	3,512,570	3,217,854
Reinvested dividends and distributions	438,232	957,498

	3,950,802	4,175,352
Shares repurchased	(3,637,585)	(6,850,163)

Net increase (decrease) in fund shares	313,217	(2,674,811)

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND		BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015	SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEAR ENDED MARCH 31, 2015

$1,365,793	$1,813,353	$40,074	$78,804	$(984,716)	$(1,057,293)	$(6,747,881)	$(20,802,241)
(1,602,077)	(1,524,661)	2,099,666	3,334,563	44,244,763	56,675,267	641,577,179	306,888,204

(22,287,281)	5,428,647	(4,317,670)	3,016,822	(85,778,316)	(98,863)	(834,756,186)	(310,233,283)

(22,523,565)	5,717,339	(2,177,930)	6,430,189	(42,518,269)	55,519,111	(199,926,888)	(24,147,320)

—	(1,409,119)	—	(63,281)	—	—	—	—
—	—	—	(3,614,276)	—	(69,353,806)	—	(301,093,346)

—	(1,409,119)	—	(3,677,557)	—	(69,353,806)	—	(301,093,346)

22,256,335	41,149,210	8,408,707	10,156,163	91,613,250	91,731,038	79,765,892	484,135,925
—	1,344,943	—	3,558,114	—	68,086,243	—	287,667,722

22,256,335	42,494,153	8,408,707	13,714,277	91,613,250	159,817,281	79,765,892	771,803,647
(11,346,110)	(15,494,625)	(5,199,687)	(4,565,485)	(119,611,840)	(199,946,710)	(1,487,413,473)	(1,244,026,272)
14,675	650	1,982	82	3,854	10,583	7,135	62,286

(11,331,435)	(15,493,975)	(5,197,705)	(4,565,403)	(119,607,986)	(199,936,127)	(1,487,406,338)	(1,243,963,986)

10,924,900	27,000,178	3,211,002	9,148,874	(27,994,736)	(40,118,846)	(1,407,640,446)	(472,160,339)

(11,598,665)	31,308,398	1,033,072	11,901,506	(70,513,005)	(53,953,541)	(1,607,567,334)	(797,401,005)

256,607,584	225,299,186	44,012,541	32,111,035	566,301,523	620,255,064	3,005,980,102	3,803,381,107

$245,008,919	$256,607,584	$45,045,613	$44,012,541	$495,788,518	$566,301,523	$1,398,412,768	$3,005,980,102

$1,749,817	$384,024	$118,878	$78,804	$(1,431,597)	$(446,881)	$(10,986,875)	$(4,238,994)

1,860,547	3,507,208	333,055	416,848	4,848,231	4,884,778	2,463,284	14,523,805
—	117,008	—	150,831	—	3,917,505	—	9,114,947

1,860,547	3,624,216	333,055	567,679	4,848,231	8,802,283	2,463,284	23,638,752
(956,121)	(1,323,795)	(208,330)	(189,383)	(6,471,862)	(10,681,027)	(45,563,014)	(37,661,473)

904,426	2,300,421	124,725	378,296	(1,623,631)	(1,878,744)	(43,099,730)	(14,022,721)

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013(3)	2012	2011

Net asset value, beginning of period	$21.50	$20.53	$17.08	$16.96	$16.28	$13.76

Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.08)	0.02	(0.07)	(0.05	)(1)
Net gains (losses) on securities (both realized and unrealized)	(1.37)	3.08	5.04	1.32	1.74	2.89

Total from investment operations	(1.40)	3.03	4.96	1.34	1.67	2.84

Less distributions:
Dividends from net investment income	—	—	—	(0.03)	—	—
Distributions from capital gains	—	(2.06)	(1.51)	(1.19)	(0.99)	(0.32)

Total distributions	—	(2.06)	(1.51)	(1.22)	(0.99)	(0.32)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$20.10	$21.50	$20.53	$17.08	$16.96	$16.28

Total return*	(6.51% )	15.56%	29.54%	8.46%	11.50%	20.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$814,740	$774,187	$649,536	$515,429	$416,772	$364,188
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets**	(0.33% )	(0.28% )	(0.47% )	0.09%	(0.46% )	(0.33%	)
Portfolio turnover rate*	22%	52%	48%	53%	52%	38%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	FOR THE YEAR ENDED MARCH 31,		FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2013
		2015	2014

Net asset value, beginning of period	$13.76	$12.25	$10.55	$10.00

Income from investment operations:
Net investment income	0.08	0.13	0.16	0.01
Net gains (losses) on securities (both realized and unrealized)	(1.11)	2.16	2.08	0.55

Total from investment operations	(1.03)	2.29	2.24	0.56

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.16)	(0.01)
Distributions from capital gains	—	(0.65)	(0.38)	—

Total distributions	(0.08)	(0.78)	(0.54)	(0.01)

Paid-in capital from redemption fees (Note 5)(1)	—	—	—	—

Net asset value, end of period	$12.65	$13.76	$12.25	$10.55

Total return*	(7.53% )	18.86%	21.65%	5.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,930	$41,116	$18,701	$13,802
Ratio of expenses to average net assets**	0.97%	0.94%	0.93%	1.61%
Ratio of net investment income to average net assets**	1.03%	1.04%	1.47%	0.59%
Portfolio turnover rate*	29%	62%	77%	8%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)		YEARS ENDED MARCH 31,
			2015	2014(3)	2013		2012		2011

Net asset value, beginning of period	$17.85		$19.31	$13.86	$11.71		$10.24		$8.18

Income from investment operations:
Net investment loss	(0.13)		(0.31)	(0.14)	(0.05)		(0.09)		(0.07	)(1)
Net gains (losses) on securities (both realized and unrealized)	(2.54)		0.06	5.59	2.20		1.56		2.13

Total from investment operations	(2.67)		(0.25)	5.45	2.15		1.47		2.06

Less distributions from capital gains	—		(1.25)	(0.05)	—		—		—

Paid-in capital from redemption fees (Note 5)	—	(2)	0.04	0.05	—	(2)	—	(2)	—	(2)

Net asset value, end of period	$15.18		$17.85	$19.31	$13.86		$11.71		$10.24

Total return*	(14.96%	)	(0.71% )	39.66%	18.36%		14.36%		25.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,865		$238,828	$525,856	$92,959		$40,981		$31,319
Ratio of expenses to average net assets**	1.47%		1.47%	1.48%	1.50%		1.51%		1.53%
Ratio of net investment loss to average net assets**	(1.20%	)	(1.29% )	(1.36% )	(0.69%	)	(0.99%	)	(0.82%	)
Portfolio turnover rate*	28%		19%	23%	21%		31%		30%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013	2012(2)	2011

Net asset value, beginning of period	$14.53	$14.41	$13.54	$12.39	$11.76	$10.61

Income from investment operations:
Net investment income	0.19	0.30	0.29	0.37	0.41	0.33
Net gains (losses) on securities (both realized and unrealized)	(1.18)	0.18	0.99	1.20	0.63	1.15

Total from investment operations	(0.99)	0.48	1.28	1.57	1.04	1.48

Less distributions:
Dividends from net investment income	(0.22)	(0.30)	(0.28)	(0.42)	(0.41)	(0.33)
Distributions from capital gains	—	(0.06)	(0.13)	—	—	—

Total distributions	(0.22)	(0.36)	(0.41)	(0.42)	(0.41)	(0.33)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$13.32	$14.53	$14.41	$13.54	$12.39	$11.76

Total return*	(6.89% )	3.33%	9.56%	12.96%	9.15%	14.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,051,140	$1,350,945	$1,397,857	$862,681	$377,851	$184,454
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.02%	1.01%	1.02%
Ratio of net investment income to average net assets**	2.76%	2.05%	2.06%	2.89%	3.49%	2.98%
Portfolio turnover rate**	4%	42%	13%	25%	19%	26%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.
(2)	Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$34.60	$35.45	$29.53	$27.93	$26.15	$21.87

Income from investment operations:
Net investment income	0.07	0.19	0.15	0.15	0.06	0.07
Net gains (losses) on securities (both realized and unrealized)	(2.25)	3.63	8.02	1.57	2.17	4.28

Total from investment operations	(2.18)	3.82	8.17	1.72	2.23	4.35

Less distributions:
Dividends from net investment income	—	(0.18)	(0.22)	(0.12)	(0.01)	(0.06)
Distributions from capital gains	—	(4.49)	(2.03)	—	(0.44)	(0.01)

Total distributions	—	(4.67)	(2.25)	(0.12)	(0.45)	(0.07)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$32.42	$34.60	$35.45	$29.53	$27.93	$26.15

Total return*	(6.30% )	11.32%	27.98%	6.20%	8.78%	19.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405,701	$463,167	$616,043	$493,659	$507,136	$320,113
Ratio of expenses to average net assets**	0.91%	0.91%	0.91%	0.91%	0.92%	0.99%
Ratio of net investment income to average net assets**	0.48%	0.48%	0.44%	0.51%	0.27%	0.27%
Portfolio turnover rate*	27%	30%	37%	44%	46%	47%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.71	$11.84	$11.67	$11.40	$11.45	$10.88

Income from investment operations:
Net investment income	0.23	0.44	0.44	0.55	0.66	0.64
Net gains (losses) on securities (both realized and unrealized)	(0.35)	(0.03)	0.37	0.35	(0.03)	0.56

Total from investment operations	(0.12)	0.41	0.81	0.90	0.63	1.20

Less distributions:
Dividends from net investment income	(0.25)	(0.42)	(0.46)	(0.62)	(0.68)	(0.63)
Distributions from capital gains	—	(0.12)	(0.18)	(0.01)	—	—

Total distributions	(0.25)	(0.54)	(0.64)	(0.63)	(0.68)	(0.63)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$11.34	$11.71	$11.84	$11.67	$11.40	$11.45

Total return*	(1.09% )	3.58%	7.12%	8.20%	5.86%	11.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$251,466	$255,987	$290,538	$261,112	$255,771	$228,976
Ratio of expenses to average net assets**	1.02%	1.02%	1.01%	1.01%	1.02%	1.02%
Ratio of net investment income to average net assets**	3.71%	3.71%	3.72%	4.85%	5.89%	5.75%
Portfolio turnover rate*	18%	25%	39%	32%	21%	25%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013(1)(3)	2012	2011

Net asset value, beginning of period	$11.93	$11.73	$10.28	$9.52	$9.79	$8.70

Income from investment operations:
Net investment income	0.06	0.09	0.04	0.04	0.05	0.06
Net gains (losses) on securities (both realized and unrealized)	(1.06)	0.18	1.43	0.76	(0.27)	1.08

Total from investment operations	(1.00)	0.27	1.47	0.80	(0.22)	1.14

Less distributions:
Dividends from net investment income	—	(0.07)	(0.02)	(0.04)	(0.05)	(0.05)

Total distributions	—	(0.07)	(0.02)	(0.04)	(0.05)	(0.05)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$10.93	$11.93	$11.73	$10.28	$9.52	$9.79

Total return*	(8.38% )	2.32%	14.31%	8.44%	(2.20% )	13.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$245,009	$256,608	$225,299	$106,500	$70,805	$54,735
Ratio of expenses to average net assets**	1.05%	1.05%	1.07%	1.09%	1.14%	1.17%
Ratio of net investment income to average net assets**	0.77%	0.77%	0.38%	0.42%	0.58%	0.38%
Portfolio turnover rate*	2%	21%	15%	23%	29%	35%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund.
(2)	Less than $0.01 per share.
(3)

During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds’ combined operations.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$25.09	$23.34	$21.89	$21.58	$20.96	$18.60

Income from investment operations:
Net investment income (loss)	0.02	0.05	0.06	0.08	0.04	0.04
Net gains (losses) on securities (both realized and unrealized)	(1.13)	4.51	4.94	1.79	0.74	2.38

Total from investment operations	(1.11)	4.56	5.00	1.87	0.78	2.42

Less distributions:
Dividends from net investment income	—	(0.05)	(0.08)	(0.15)	(0.04)	(0.06)
Distributions from capital gains	—	(2.76)	(3.47)	(1.41)	(0.12)	—

Total distributions	—	(2.81)	(3.55)	(1.56)	(0.16)	(0.06)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$23.98	$25.09	$23.34	$21.89	$21.58	$20.96

Total return*	(4.42% )	20.29%	23.13%	9.17%	3.84%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,046	$44,013	$32,111	$28,352	$37,990	$36,072
Ratio of expenses to average net assets**	0.96%	0.96%	0.97%	0.97%	0.96%	1.04%
Ratio of net investment income to average net assets**	0.23%	0.23%	0.21%	0.33%	0.17%	0.19%
Portfolio turnover rate*	23%	30%	45%	49%	59%	28%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of period	$18.68	$19.27	$17.94	$17.95	$17.25	$14.89

Income from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	0.01	(0.06)	(0.04	)(1)
Net gains (losses) on securities (both realized and unrealized)	(1.36)	1.87	4.45	0.78	1.08	2.40

Total from investment operations	(1.40)	1.83	4.41	0.79	1.02	2.36

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	—	—
Distributions from capital gains	—	(2.42)	(3.08)	(0.79)	(0.32)	—

Total distributions	—	(2.42)	(3.08)	(0.80)	(0.32)	—

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—	—

Net asset value, end of period	$17.28	$18.68	$19.27	$17.94	$17.95	$17.25

Total return*	(7.49% )	10.43%	25.46%	4.67%	6.22%	15.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$495,789	$566,302	$620,255	$625,178	$734,567	$754,587
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets**	(0.18% )	(0.18% )	(0.20% )	0.07%	(0.34% )	(0.23%	)
Portfolio turnover rate*	19%	12%	45%	31%	31%	21%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)	YEARS ENDED MARCH 31,
		2015	2014	2013	2012		2011

Net asset value, beginning of period	$32.83	$36.02	$30.93	$28.54	$27.69		$24.90

Income from investment operations:
Net investment loss	(0.18)	(0.24)	(0.16)	(0.09)	(0.00	)(2)	(0.10	)(1)
Net gains (losses) on securities (both realized and unrealized)	(3.79)	0.31	8.44	4.20	0.91		2.89

Total from investment operations	(3.97)	0.07	8.28	4.11	0.91		2.79

Less distributions:
Distributions from capital gains	—	(3.26)	(3.19)	(1.72)	(0.06)		—

Total dividends and distributions	—	(3.26)	(3.19)	(1.72)	(0.06)		—

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—		—

Net asset value, end of period	$28.86	$32.83	$36.02	$30.93	$28.54		$27.69

Total return*	(12.09% )	0.56%	26.71%	15.02%	3.31%		11.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,398,413	$3,005,980	$3,803,381	$3,144,179	$2,768,696		$3,157,445
Ratio of expenses to average net assets**	1.00%	1.00%	1.00%	1.00%	1.00%		1.01%
Ratio of net investment loss to average net assets**	(0.63% )	(0.63% )	(0.45% )	(0.31% )	(0.00%	)(3)	(0.40%	)
Portfolio turnover rate*	23%	17%	22%	34%	24%		16%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

    Notes to Financial Statements

September 30, 2015 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the “Funds”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital.

The investment objectives of the Buffalo Flexible Income Fund is the generation of high current income and, as a secondary objective, the long-term growth of capital.

The investment objective of the Buffalo High Yield Fund and the Buffalo Dividend Focus Fund and is current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2015, the Buffalo High Yield Fund and Buffalo International Fund each held one fair valued security, with a market value of $0 or 0.00% and $502,255 or 0.20% of total net assets, respectively. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds’ Board which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange (“NYSE”).

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codifications (“ASC”) 820, Fair Value Measurements “ASC 820”, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk, to the financial statements.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2015. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$756,664,531	$—	$—	$756,664,531
REITS	13,065,513	—	—	13,065,513
Short Term Investment	42,960,896	—	—	42,960,896

Total*	$812,690,940	$—	$—	$812,690,940

BUFFALO DIVIDEND FOCUS FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$29,591,373	$—	$—	$29,591,373
Short Term Investment	2,762,319	—	—	2,762,319

Total*	$32,353,692	$—	$—	$32,353,692

BUFFALO EMERGING OPPORTUNITIES FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$153,740,952	$—	$—	$153,740,952
Short Term Investment	2,489,702	—	—	2,489,702

Total*	$156,230,654	$—	$—	$156,230,654

BUFFALO FLEXIBLE INCOME FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$754,500,270	$—	$—	$754,500,270
REITS	17,962,300	—	—	17,962,300
Convertible Bonds	—	78,510,547	—	78,510,547
Corporate Bonds	—	180,799,666	—	180,799,666
Short Term Investments	14,652,909	—	—	14,652,909

Total*	$787,115,479	$259,310,213	$—	$1,046,425,692

Written Options	(52,560)	(175,258)	—	(227,818)

BUFFALO GROWTH FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$393,043,674	$—	$—	$393,043,674
REITS	6,440,211	—	—	6,440,211
Short Term Investment	6,762,116	—	—	6,762,116

Total*	$406,246,001	$—	$—	$406,246,001

    Notes to Financial Statements

September 30, 2015 (Unaudited)

(Continued)

BUFFALO HIGH YIELD FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$13,003,939	$—	$—	$13,003,939
Preferred Stock	—	2,255,000	—	2,255,000
Convertible Bonds	—	37,642,512	—	37,642,512
Corporate Bonds	—	167,017,325	—	167,017,325
Bank Loans	—	5,358,974	—	5,358,974
Short Term Investment	22,381,949	—	—	22,381,949

Total*	$35,385,888	$212,273,811	$—	$247,659,699

BUFFALO INTERNATIONAL FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$220,231,649	$—	$502,255	$220,733,904
ETF	1,093,000	—	—	1,093,000
Short Term Investment	22,678,253	—	—	22,678,253

Total*	$244,002,902	$—	$502,255	$244,505,157

BUFFALO LARGE CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$42,491,270	$—	$—	$42,491,270
REIT	952,252	—	—	952,252
Short Term Investment	1,637,827	—	—	1,637,827

Total*	$45,081,349	$—	$—	$45,081,349

BUFFALO MID CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$465,569,246	$—	$—	$465,569,246
REIT	12,940,022	—	—	12,940,022
Short Term Investment	39,462,281	—	—	39,462,281

Total*	$517,971,549	$—	$—	$517,971,549

BUFFALO SMALL CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,361,551,693	$—	$—	$1,361,551,693
Short Term Investment	66,710,780	—	—	66,710,780

Total*	$1,428,262,473	$—	$—	$1,428,262,473

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2015:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED SEPTEMBER 30, 2015
Fair Value as of 3/31/2015**	$—

Fair Value as of 9/30/2015**	$—

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

**	Includes a security that was valued at $0 based on unobservable inputs as of March 31, 2015. There was no change in value in the investment(s) during the period ended September 30, 2015.

The following is a reconciliation of the Buffalo International Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2015:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED SEPTEMBER 30, 2015
Fair Value as of 3/31/2015	$1,279,885
Total unrealized losses included in earnings	(777,630)

Fair Value as of 9/30/2015	$502,255

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(777,630)

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund. The Buffalo International Fund had transfers from Level 2 into Level 1. The market value of the security was $144,860,990. The transfer into Level 1 was due to the securities being priced using the regular price provided by the pricing service on September 30, 2015. The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2015, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2012 through March 31, 2015. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (GAAP). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

    Notes to Financial Statements

September 30, 2015 (Unaudited)

(Continued)

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds’ fair valuation guidelines. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in a portfolio or for any other permissible purpose consistent with the Funds’ investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENT — In August 2014, the FASB issued ASU 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40). The pronouncement determines management’s responsibility regarding assessment of the Funds’ ability to continue as a going concern, even if the Funds’ liquidation is not imminent. Currently, no similar guidance exists. Under this guidance, during each period in which financial statements are prepared, management needs to evaluate whether there are conditions or events that, in the aggregate, raise substantial doubt about the Funds’ ability to continue as a going concern within one year after the date the financial statements are issued. Substantial doubt exists if these conditions or events indicate that the Funds will be unable to meet their obligations as they become due. If such conditions or events exist, management should develop a plan to mitigate or alleviate these conditions or events. Regardless of management’s plan to mitigate, certain disclosures must be made in the financial statements. ASU 2014-15 is effective for annual periods ending after December 15, 2016, however, early adoption is permitted. Management does not believe that the update will have an impact on the Funds’ financial statements.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2015 and the year ended March 31, 2015 was as follows:

	SIX MONTHS ENDED SEPTEMBER 30, 2015		YEAR ENDED MARCH 31, 2015
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$—	$—	$9,580,402	$55,451,794
Buffalo Dividend Focus Fund	207,535	—	1,808,334	273,714
Buffalo Emerging Opportunities Fund	—	—	10,778,684	8,102,158
Buffalo Flexible Income Fund	19,501,446	—	32,513,778	3,949,249
Buffalo Growth Fund	—	—	6,702,957	61,480,219
Buffalo High Yield Fund	5,480,995	—	9,708,836	2,196,386
Buffalo International Fund	—	—	1,409,119	—
Buffalo Large Cap Fund	—	—	1,048,611	2,846,024
Buffalo Mid Cap Fund	—	—	—	69,353,806
Buffalo Small Cap Fund	—	—	—	301,093,346

*	The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(c), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2015, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$1,891,094	$(1,891,094)	$—
Buffalo Dividend Focus Fund	3,171	(3,053)	(118)
Buffalo Emerging Opportunities Fund	3,444,006	190	(3,444,196)
Buffalo Flexible Income Fund	399,569	(399,569)	—
Buffalo Growth Fund	—	—	—
Buffalo High Yield Fund	178,984	(178,984)	—
Buffalo International Fund	38,586	(38,585)	(1)
Buffalo Large Cap Fund	(4)	(217,074)	217,078
Buffalo Mid Cap Fund	1,236,757	(217,440)	(1,019,317)
Buffalo Small Cap Fund	23,125,387	—	(23,125,387)

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds/contingent payment debt instruments, partnership adjustments and net operating losses.

As of March 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$607,437,805	$35,883,265	$191,796,105	$1,169,229,670	$325,322,853

Unrealized Appreciation	195,427,703	5,866,093	66,418,026	225,216,690	142,314,151
Unrealized Depreciation	(11,460,772)	(838,026)	(17,466,645)	(48,384,014)	(6,746,175)

Net unrealized appreciation	183,966,931	5,028,067	48,951,381	176,832,676	135,567,976

Undistributed Ordinary Income	10,904,620	281,276	—	2,697,317	1,687,590
Undistributed Long Term Capital Gain	40,004,837	325,309	—	—	49,073,594

Distributable earnings	50,909,457	606,585	—	2,697,317	50,761,184

Other accumulated loss	—	—	(4,358,575)	(148,769)	—

Total accumulated gain	234,876,388	5,634,652	44,592,806	179,381,224	186,329,160

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$229,826,572	$210,201,401	$32,738,756	$384,721,490	$1,841,081,722

Unrealized Appreciation	24,510,891	42,844,395	12,155,990	196,850,586	1,266,815,734
Unrealized Depreciation	(3,228,940)	(6,661,461)	(470,657)	(15,789,132)	(106,031,851)

Net unrealized appreciation	21,281,951	36,182,934	11,685,333	181,061,454	1,160,783,883

Undistributed Ordinary Income	910,272	384,024	814,789	—	—
Undistributed Long Term Capital Gain	1,228,578	—	1,479,174	29,849,153	198,092,844

Distributable earnings	2,138,850	384,024	2,293,963	29,849,153	198,092,844

Other accumulated loss	—	(6,085,594)	—	(446,881)	(4,238,994)

Total accumulated gain	23,420,801	30,481,364	13,979,296	210,463,726	1,354,637,733

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, trust preferred instrument and contingent payment debt instrument adjustments and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late-year loss deferrals and/or unrealized gain/(loss) on derivative positions.

(a)	Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the current year.

Buffalo International Fund	609,409

    Notes to Financial Statements

September 30, 2015 (Unaudited)

(Continued)

As of March 31, 2015, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO FLEXIBLE INCOME FUND
MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-15	Unlimited	—	273,198

Totals		—	273,198

BUFFALO INTERNATIONAL FUND
MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-09	March-17	2,530,333	N/A
March-10	March-18	1,076,190	N/A
March-15	Unlimited	786,906	1,281,662

Totals		4,393,429	1,281,662

The utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to IRC Sec. 382 as a result of acquisition of the Buffalo China Fund on January 25, 2013.
BUFFALO EMERGING OPPORTUNITIES FUND
MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-15	Unlimited	3,553,218	—

Totals		3,553,218	—

RIC Modernization Act — On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforward will retain their characteristics as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At March 31, 2015, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	ORDINARY LATE-YEAR LOSSES	POST-OCTOBER CAPITAL LOSSES
Buffalo Emerging Opportunities Fund	$658,944	$146,413
Buffalo Mid Cap Fund	$446,881	$—
Buffalo Small Cap Fund	$4,238,994	$—

For the year ended March 31, 2015, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND
COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$84,368	$12,655
Bermuda	92,115	—
Brazil	307,799	14,967
Canada	23,504	3,526
Switzerland	666,534	29,720
Chile	65,861	21,998
China	40,754	4,075
Germany	773,012	110,103
Spain	43,066	6,460
France	756,694	145,452
Hong Kong	116,861	2,122
Israel	58,340	8,751
India	23,324	—
Italy	28,516	4,277
Japan	157,855	16,701
South Korea	14,606	2,410

COUNTRY	GROSS DIVIDEND	TAXES WITHHELD
Cayman Islands	$31,067	$—
Mexico	4,843	—
Netherlands	149,676	22,451
Norway	160,957	24,144
Sweden	132,648	19,897
Taiwan	80,552	16,111

	$3,812,952	$465,820

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund’s average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS
	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with USBFS and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above. For the six months ended September 30, 2015, the Buffalo International Fund incurred $38,903 and $21,529 in Custody fees and Custodian fees payable, respectively.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds’ non-interested trustees for their service on the Funds’ Board for the sixth months ended September 30, 2015 was $110,500. Interested trustees who are affiliated with either KCM or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund, sold or exchanged within 60 days of their purchase and shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

    Notes to Financial Statements

September 30, 2015 (Unaudited)

(Continued)

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended September 30, 2015, were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$279,833,734	$10,102,575	$56,689,595	$45,302,089	$113,343,324
Proceeds from Sales	$169,611,632	$15,516,774	$108,928,051	$218,956,130	$133,520,471
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$42,427,694	$22,037,224	$14,065,502	$96,458,011	$468,707,647
Proceeds from Sales	$50,487,648	$4,735,058	$10,056,541	$108,680,537	$1,773,515,507

There were no purchases or sales of long-term U.S. government securities for any Funds during the six months ended September 30, 2015.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds. A summary of affiliated transactions for the Buffalo Small Cap Fund which was an affiliate during the six months ended September 30, 2015 is as follows:

BUFFALO SMALL CAP FUND
	LOGMEIN, INC.	OXFORD INDUSTRIES, INC.	TOTAL
March 31, 2015 Balance
Shares	1,920,170	1,077,992	—
Cost	$55,307,479	$30,541,776	$85,849,255
Gross Additions
Shares	—	—	—
Cost	$—	$—	$—
Gross Deductions
Shares	1,187,765	711,505	$1,899,270
Cost	$38,531,596	$25,277,263	$63,808,859
September 30, 2015 Balance
Shares	—	—	—
Cost	$—	$—	$—

Realized gain (loss)	$34,342,531	$31,310,031	$65,652,562

Investment income	$—	$341,175	$341,175

*	As a result of the Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of an issuer’s outstanding securities).

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the six months ended September 30, 2015.

The number of option contracts written and the premiums received by the Buffalo Flexible Income Fund during the six months ended September 30, 2015 were as follows:

BUFFALO FLEXIBLE INCOME FUND
	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2015	14,697	820,912
Options written	8,492	530,187
Options exercised	(1,029)	(108,391)
Options expired	(17,005)	(791,814)

Outstanding, September 30, 2015	5,155	450,894

The following is a summary of the location of derivative investments on the Buffalo Flexible Income Fund’s Statement of Assets and Liabilities as of September 30, 2015:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Flexible Income Fund Written Options — equity contracts	$227,818

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds for the six months ended September 30, 2015:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund Written Options — equity contracts	$791,814
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund Written Options — equity contracts	$81,848

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting arrangement (MNA) and net of related collateral received or pledged, if any, as of September 30, 2015:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MASTER NETTING AGREEMENTS (MNA)
DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF FINANCIAL POSITION	NET AMOUNTS PRESENTED IN THE STATEMENT OF FINANCIAL POSITION	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF FINANCIAL POSITION		NET AMOUNT
				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED/ RECEIVED
Liabilities:
Written Options	$227,818	$—	$227,818	$227,818	$—	$—

	$227,818	$—	$227,818	$227,818	$—	$—

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo International Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund’s assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there

    Notes to Financial Statements

September 30, 2015 (Unaudited)

(Continued)

are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after September 30, 2015 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

    Notice to Shareholders

September 30, 2015 (Unaudited)

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of Buffalo Funds (the “Trust”) was held on October 2, 2015. At the Special Meeting, shareholders voted on a proposal to elect four current trustees and three trustee nominees to serve on the Board of Trustees. Further details regarding the proposal and the Special Meeting are contained in a definitive proxy statement filed with the Securities and Exchange Commission on August 18, 2015.

At the Special Meeting, the following individuals were elected to serve on the Board of Trustees by the shareholders of all Funds voting together in the aggregate:

NOMINEE	NUMBER OF VOTES FOR	NUMBER OF VOTES WITHHELD	% OF OUTSTANDING SHARES VOTED AFFIRMATIVELY
Clay E. Brethour	243,861,213	5,556,630	86.35%
J. Gary Gradinger	244,257,036	5,160,807	86.49%
Philip J. Kennedy	227,313,810	22,104,033	80.49%
Rachel F. Lupardus	244,416,830	5,001,014	86.55%
Hans H. Miller	244,516,413	4,901,430	86.58%
Joseph C. Neuberger	225,497,804	23,920,039	79.85%
Jeffrey D. Yowell	244,857,102	4,560,742	86.70%

    Notice to Shareholders

September 30, 2015 (Unaudited)

(Continued)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

    Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

www.buffalofunds.com

1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•	Name

•	Address

•	Birthdate

•	Phone number

•	Social Security Number

•	E-mail address

•	Product-Related Personal Information

•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

    Privacy Policy

(Continued)

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

BUFFALO FUNDS

1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

BUFFALOFUNDSEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

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(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 30, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour, President and Treasurer

Date	11/30/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ Clay E. Brethour
Clay E. Brethour, President and Treasurer

Date	11/30/2015

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